AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 24, 2001
                                                       REGISTRATION NOS. 33-6930
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                           SECURITIES ACT OF 1933               |X|
                         PRE-EFFECTIVE AMENDMENT NO.            [ ]

                      POST-EFFECTIVE AMENDMENT NO. 19           |X|

                                     AND/OR
                             REGISTRATION STATEMENT
                                    UNDER THE
                       INVESTMENT COMPANY ACT OF 1940           |X|

                              AMENDMENT NO. 20                  |X|

                        (CHECK APPROPRIATE BOX OR BOXES)
                                  ------------

                      PHOENIX-OAKHURST INCOME & Growth Fund
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                                  ------------

               101 MUNSON STREET, GREENFIELD, MASSACHUSETTS 01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
          C/O PHOENIX EQUITY PLANNING CORPORATION--SHAREHOLDER SERVICES
                                 (800) 243-1574
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
                                  ------------

                               PAMELA S. SINOFSKY
                 ASSISTANT VICE PRESIDENT AND ASSISTANT COUNSEL
                        PHOENIX INVESTMENT PARTNERS, LTD.
                               56 PROSPECT STREET
                        HARTFORD, CONNECTICUT 06115-0479
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


                  It is proposed that this filing will become effective (check appropriate box)
                  [ ] immediately upon filing pursuant to
                  paragraph (b)
                  |X| on August 28, 2001 pursuant to paragraph (b)
                  [ ] 60 days after filing pursuant to paragraph (a)(1)
                  [ ] on pursuant to paragraph (a)(1)
                  [ ] 75 days after filing pursuant to paragraph (a)(2)
                  [ ] on pursuant to paragraph (a)(2) of Rule 485.
                  If appropriate, check the following box: [
                  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



================================================================================


                  CROSS REFERENCE SHEET PURSUANT TO RULE 495(A)
                     UNDER THE SECURITIES ACT OF 1933
                                     PART A
                       INFORMATION REQUIRED IN PROSPECTUS

ITEM NUMBER FORM N-1A, PART A                                           PROSPECTUS CAPTION
-----------------------------                                           ------------------

1.     Front and Back Cover Pages...............................        Cover Page, Back Cover Page
2.     Risk/Return Summary: Investments, Risks, Performance             Investment Risk and Return Summary
3.     Risk/Return Summary: Fee Table...........................        Fund Expenses
4.     Investment Objectives, Principal Investment Strategies,
        and Related Risks                                               Investment Risk and Return Summary
5.     Management's Discussion of Fund Performance..............        Performance Tables
6.     Management, Organization, and Capital Structure..........        Management of the Fund
7.     Shareholder Information..................................        Pricing of Fund Shares; Sales Charges; Your
                                                                        Account; How to Buy Shares; How to Sell Shares;
                                                                        Things You Should Know When Selling Shares;
                                                                        Account Policies; Investor Services; Tax Status of
                                                                        Distributions
8.     Distribution Arrangements................................        Sales Charges
9.     Financial Highlights Information.........................        Financial Highlights

                                     PART B
           INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

ITEM NUMBER FORM N-1A, PART B                                           STATEMENT OF ADDITIONAL INFORMATION CAPTION
-----------------------------                                           --------------------------------------------

10.    Cover Page and Table of Contents.........................        Cover Page, Table of Contents
11.    Fund History.............................................        The Fund
12.    Description of the Fund and Its Investment Risks.........        Investment Objectives and Policies; Investment
                                                                        Restrictions

13.    Management of the Fund...................................        Management of the Fund
14.    Control Persons and Principal Holders of Securities......        Management of the Fund
15.    Investment Advisory and Other Services...................        Services of the Adviser; The Distributor;
                                                                        Distribution Plans; Other Information

16.    Brokerage Allocation and Other Practices.................        Portfolio Transactions and Brokerage
17.    Capital Stock and Other Securities......................         Other Information
18.    Purchase, Redemption, and Pricing of Shares..............        Net Asset Value; How to Buy Shares; Investor
                                                                        Account Services; How to Redeem Shares; Tax
                                                                        Sheltered Retirement Plans

19.    Taxation of the Fund.....................................        Dividends, Distributions and Taxes
20.    Underwriters.............................................        The Distributor
21.    Calculation of Performance Data..........................        Performance Information
22.    Financial Statements.....................................        Financial Statements

                                     PART C
INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH UNDER THE APPROPRIATE
          ITEM, SO NUMBERED, IN PART C OF THIS REGISTRATION STATEMENT.

                         Phoenix Investment Partners

                                                Prospectus

                                                             August 28, 2001








                          OAKHURST

                          Phoenix-Oakhurst
                          Income & Growth Fund





                                           Neither the Securities and Exchange
                                           Commission nor any state securities
                                           commission has approved or
                                           disapproved of these securities or
                                           determined if this prospectus is
                                           truthful or complete. Any
                                           representation to the contrary is a
                                           criminal offense.

                                           This prospectus contains important
                                           information that you should know
                                           before investing in the
                                           Phoenix-Oakhurst Income & Growth
                                           Fund. Please read it carefully and
                                           keep for future reference.








                       [LOGO] PHOENIX
                              INVESTMENT PARTNERS
                              A member of The Phoenix Companies, Inc.

TABLE OF CONTENTS
-------------------------------------------------------------------------------

 Investment Risk and Return Summary......................................     1
 Fund Expenses...........................................................     6
 Additional Investment Techniques........................................     7
 Management of the Fund..................................................     8
 Pricing of Fund Shares..................................................     9
 Sales Charges...........................................................    10
 Your Account............................................................    12
 How to Buy Shares.......................................................    14
 How to Sell Shares......................................................    14
 Things You Should Know When Selling Shares..............................    15
 Account Policies........................................................    16
 Investor Services.......................................................    18
 Tax Status of Distributions.............................................    18
 Financial Highlights....................................................    19






> PHOENIX-
  OAKHURST
  INCOME &
  GROWTH FUND

INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES

Phoenix-Oakhurst Income & Growth Fund has a primary investment objective of investing in a diversified group of securities that are selected for current yield consistent with the preservation of capital. The fund has a secondary investment objective to achieve capital appreciation when it is consistent with the fund's primary objective. The secondary objective is a non-fundamental policy that may be changed without shareholder vote. There is no guarantee that the fund will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES

> To pursue its investment objective, the fund invests in income-producing securities including common stocks, convertible securities, mutual funds and all types of fixed income securities, including high yield-high risk (so called "junk bonds"), mortgage-backed and asset-backed, government, corporate and municipal debt obligations. The fund may invest in both U.S. and foreign (non-U.S.) securities, including issuers in "emerging market" countries and may invest in companies of any size. Under normal circumstances, at least 65% of the fund's total assets will be invested in securities that produce income and achieve capital growth.


> Equity securities are selected using a quantitative value approach coupled with fundamental analysis. The 1,500 largest capitalized stocks are ranked based on value and growth criteria, such as price to earnings, sales and cash flow and reported and forecasted earnings per share growth. The adviser seeks a desired balance of risk and return potential, including a targeted yield greater than that of the S&P 500.

> Fixed income securities are selected using a "sector rotation" approach. The adviser seeks to adjust the proportion of fund investment in various "sectors" (types of debt securities) and the selections within sectors to obtain higher relative returns. The adviser selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.


> Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the fixed income portion of the fund at a level similar to that of its fixed income benchmark, the Lehman Brothers Aggregate Bond Index. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of its fixed income benchmark, the adviser believes that the fund's


                                        Phoenix-Oakhurst Income & Growth Fund  1
         exposure to interest rate risk is more consistent with its benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On June 30, 2001 the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was 4.75 years.

> Fixed income securities selected for fund investment may be of any maturity. However, the adviser attempts to maintain a maturity composition similar to that of its fixed income benchmark in an effort to maintain an interest rate risk profile consistent with its benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On June 30, 2001 the maturity of the Lehman Brothers Aggregate Bond Index was 8.38 years.

> The fund's investment strategy may result in a higher portfolio turnover rate for the fund. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.


Temporary Defensive Strategy: When, in the adviser's opinion, adverse market or economic conditions warrant, any part of the fund's assets may be held in cash or money market instruments, including U.S. Treasury obligations maturing within one year from the date of purchase. When this happens, the fund may not achieve its stated objectives.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.


RISKS RELATING TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk that you may lose your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for portfolio investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the portfolio invests can be worse than expected and investments may fail to perform as the advisor expects. As a result, the value of your shares may decrease.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating the greater chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

2  Phoenix-Oakhurst Income & Growth Fund

FOREIGN INVESTING

Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, including so called "emerging market" countries (countries with less developed markets), as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries and their companies. They may also have more obstacles to financial success.

HIGH YIELD-HIGH RISK SECURITIES

High yield-high risk securities entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.

INTEREST RATE RISK


Interest rate trends can have an affect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the portfolio may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.


LONG-TERM MATURITIES

Fixed income securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Early payoffs on the underlying loans in mortgage-backed and asset-backed securities may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.


                                        Phoenix-Oakhurst Income & Growth Fund  3

MUNICIPAL SECURITIES

Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source (so-called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.

SMALL AND MEDIUM CAPITALIZATIONS

Companies with smaller capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.




4 Phoenix-Oakhurst Income & Growth Fund

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in Phoenix-Oakhurst Income & Growth Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the last ten years.(1) The table shows how the fund's average annual returns for one, five and ten years or over the life of the class compare to those of broad-based securities market indices. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


[GRAPHIC OMITTED]

                   ANNUAL RETURN(%)         CALENDAR YEAR
                        1991                    23.40
                        1992                    11.90
                        1993                    14.52
                        1994                    -6.25
                        1995                    23.40
                        1996                    12.70
                        1997                    17.10
                        1998                    10.96
                        1999                     6.58
                        2000                     0.03

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 9.69% (quarter ending December 31, 1998) and the lowest return for a quarter was -6.03% (quarter ending September 30, 1998). Year-to-date performance (through June 30, 2001) was 0.14%.



-----------------------------------------------------------------------------------------------------------------
   Average Annual Total Returns(1)                                                    Life of Fund(2)
   (for the periods ending 12/31/00)      One Year   Five Years  Ten Years     Class A     Class B     Class C
-----------------------------------------------------------------------------------------------------------------
   Class A Shares                          -5.72%       8.03%      10.41%       --          N/A         N/A
-----------------------------------------------------------------------------------------------------------------
   Class B Shares                          -4.44%       8.50%       N/A         --         8.95%        N/A
-----------------------------------------------------------------------------------------------------------------
   Class C Shares                          -0.45%        N/A        N/A         --          N/A        2.33%
-----------------------------------------------------------------------------------------------------------------
   S&P 500 Composite Stock Price Index(3)  -9.19%      18.42%      17.50%       --        16.13%      -1.10%
-----------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond          11.63%       6.46%       7.96%       --         7.10%       9.45%
   Index(4)
-----------------------------------------------------------------------------------------------------------------
   Balanced Benchmark(5)                    1.05%      12.64%      12.86%       --        11.75%       5.63%
-----------------------------------------------------------------------------------------------------------------


(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.
(2) Class B Shares since January 3, 1992 and Class C Shares since August 27,
1999.
(3) The S&P 500 Composite Stock Price Index is a measure of stock market total return performance. The Index's performance does not reflect sales charges.
(4) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. The Index's performance does not reflect sales charges.
(5) The Balanced Benchmark is a composite index made up of 50% of the S&P 500 Index return and 50% of the Lehman Brothers Aggregate Bond Index return. The index's performance does not reflect sales charges.


                                        Phoenix-Oakhurst Income & Growth Fund  5

FUND EXPENSES
-------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                       CLASS A               CLASS B             CLASS C
                                                       SHARES                SHARES              SHARES
                                                      ---------             ---------           ---------


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on
Purchases (as a percentage of offering price)           5.75%                 None                 None
Maximum Deferred Sales Charge (load) (as a
percentage of the lesser of the value redeemed
or the amount invested)                                  None                 5%(a)               1%(b)
Maximum Sales Charge (load) Imposed on
Reinvested Dividends                                     None                 None                 None
Redemption Fee                                           None                 None                 None
Exchange Fee                                             None                 None                 None
                                                ----------------------------------------------------------------
                                                       CLASS A               CLASS B             CLASS C
                                                       SHARES                SHARES              SHARES
                                                      ---------             ---------           ---------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT
ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                         0.70%                 0.70%               0.70%
Distribution and Service (12b-1) Fees(c)                0.25%                 1.00%               1.00%
Other Expenses                                          0.31%                 0.31%               0.31%
                                                        ----                  ----                ----
TOTAL ANNUAL FUND OPERATING EXPENSES                    1.26%                 2.01%               2.01%
                                                        ====                  ====                ====

-----------------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.
(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



6  Phoenix-Oakhurst Income & Growth Fund


-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                     $696                   $952                  $1,227                $2,010
-----------------------------------------------------------------------------------------------------------------
   Class B                     $604                   $830                  $1,083                $2,144
-----------------------------------------------------------------------------------------------------------------
   Class C                     $304                   $630                  $1,083                $2,338
-----------------------------------------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class B                     $204                   $630                 $1,083                 $2,144
-----------------------------------------------------------------------------------------------------------------
   Class C                     $204                   $630                 $1,083                 $2,338
-----------------------------------------------------------------------------------------------------------------


ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------


In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the fund may engage in the following investment techniques:


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The fund may invest in forward foreign currency exchange contracts. Such contracts may limit potential exchange rate gains, may incur higher transaction costs and may not protect the fund against future currency exchange fluctuations as anticipated by the investment adviser.

REPURCHASE AGREEMENTS

The fund may invest in repurchase agreements with commercial banks, brokers and dealers considered by the adviser to be creditworthy. Default or insolvency of the other party presents risk to the fund.

                                        Phoenix-Oakhurst Income & Growth Fund  7

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The fund may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.


ZERO COUPON BONDS

The fund may invest in zero coupon bonds. The market prices of such bonds generally are more volatile than the market prices of securities that pay interest on a regular basis and may require the fund to make distributions from other sources because the fund does not receive cash payments earned on these securities on a current basis. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

The fund may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.


MANAGEMENT OF THE FUND
-------------------------------------------------------------------------------

THE ADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 37 mutual funds, as subadviser to two fund companies totaling three mutual funds and as adviser to institutional clients. As of June 30, 2001, Phoenix had $23.9 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, the general operations and the day-to-day management of the fund. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

8  Phoenix-Oakhurst Income & Growth Fund


----------------------------- ---------------------------- --------------------------- ----------------------------
                                                                 $1+ billion
                                     1st billion               through $2 billion              $2+ billion
------------------------------ ---------------------------- --------------------------- ----------------------------

   Management Fee                      0.70%                        0.65%                        0.60%
------------------------------ ---------------------------- --------------------------- ----------------------------


During the fund's last fiscal year, the fund paid total management fees of $4,488,624. The ratio of management fees to average net assets for the fiscal year ended April 30, 2001 was 0.70%.


PORTFOLIO MANAGEMENT

Investment and trading decisions for the fund are made by a team of equity investment professionals and a team of fixed income investment professionals.

Steven L. Colton is the leader of the equity team and as such is primarily responsible for the day-to-day decisions related to the equity holdings in the fund's portfolio. Mr. Colton is also Vice President and Portfolio Manager of the Phoenix-Oakhurst Growth & Income Fund of Phoenix Equity Series Fund. Mr. Colton joined Phoenix in June 1997.Previously, Mr. Colton was Portfolio Manager for the American Century Income & Growth Fund from its inception in 1990 through May 1997.


David L. Albrycht is the leader of the fixed income team and as such is responsible for the day-to-day decisions related to the fixed income holdings in the fund's portfolio. Mr. Albrycht is also Portfolio Manager of the Phoenix-Goodwin Multi-Sector Fixed Income Fund and Phoenix-Goodwin Multi-Sector Short Term Bond Fund of Phoenix Multi-Series Trust and Phoenix-Oakhurst Strategic Allocation Fund. Mr. Albrycht is a Managing Director, Fixed Income, of Phoenix. He held various investment management positions with Phoenix Life Insurance Company, an affiliate of Phoenix, from 1989 through 1995.


PRICING OF FUND SHARES
-------------------------------------------------------------------------------
HOW IS THE SHARE PRICE DETERMINED?

The fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, the fund calculates net asset value by:

        o adding the values of all securities and other assets of the fund,

        o subtracting liabilities, and

        o dividing the result by the total number of outstanding shares of the fund.

Asset Value: The fund's investments are valued at market value. If market quotations are not available, the fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-


                                        Phoenix-Oakhurst Income & Growth Fund  9
term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets, except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.

The net asset value per share of each class of the fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). The fund will not calculate its net asset values per share on days when the NYSE is closed for trading. If the fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the fund does not price its shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the fund's authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.


SALES CHARGES
-------------------------------------------------------------------------------
WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?

The fund presently offers three classes of shares that have different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders.

10  Phoenix-Oakhurst Income & Growth Fund

WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.

CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B and Class C Shares" below. This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. See "Deferred Sales Charge Alternative--Class B and C Shares" below. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES


The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. See "Class A Shares--Reduced Initial Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information. Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").


                                       Phoenix-Oakhurst Income & Growth Fund  11

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                                         SALES CHARGE AS
                                                                         A PERCENTAGE OF
                                                     --------------------------------------------------------
AMOUNT OF                                                                                         NET
TRANSACTION                                                 OFFERING                             AMOUNT
AT OFFERING PRICE                                             PRICE                             INVESTED
-------------------------------------------------------------------------------------------------------------
Under $50,000                                                  5.75%                             6.10%
$50,000 but under $100,000                                     4.75                              4.99
$100,000 but under $250,000                                    3.75                              3.90
$250,000 but under $500,000                                    2.75                              2.83
$500,000 but under $1,000,000                                  2.00                              2.04
$1,000,000 or more                                             None                              None

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B AND CLASS C SHARES


Class B and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the amount of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.


DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES
  YEAR          1          2           3          4        5        6+
------------------------------------------------------------------------------
 CDSC           5%         4%          3%         2%       2%       0%

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES
  YEAR          1          2+
------------------------------------------------------------------------------
 CDSC           1%         0%


YOUR ACCOUNT
--------------------------------------------------------------------------------
OPENING AN ACCOUNT
Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

12   Phoenix-Oakhurst Income & Growth Fund

STEP 1.
Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

         o $25 for individual retirement accounts, or accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

         o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

         o  $500 for all other accounts.

Minimum ADDITIONAL investments:

         o  $25 for any account.

         o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The fund reserves the right to refuse a purchase order for any reason.

STEP 2.
Your second choice will be what class of shares to buy. The fund offers three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.
Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         o Receive both dividends and capital gain distributions in additional shares;

         o Receive dividends in additional shares and capital gain distributions in cash;

         o Receive dividends in cash and capital gain distributions in additional shares; or

         o Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.

                                       Phoenix-Oakhurst Income & Growth Fund  13

HOW TO BUY SHARES
--------------------------------------------------------------------------------


 ----------------------------------- ----------------------------------------------------------------------------
                                     TO OPEN AN ACCOUNT
 ----------------------------------- ----------------------------------------------------------------------------
 Through a financial advisor         Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
 ----------------------------------- ----------------------------------------------------------------------------
 Through the mail                    Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
 ----------------------------------- ----------------------------------------------------------------------------
 Through express delivery            Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Phoenix Funds, 66
                                     Brooks Drive, Braintree, MA 02184.
 ----------------------------------- ---------------------------------------------------------------------------
 By Federal Funds wire               Call us at (800) 243-1574 (press 1, then 0).
 ----------------------------------- ---------------------------------------------------------------------------
 By Investo-Matic                    Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank,
                                     P.O. Box 8301, Boston, MA 02266-8301.
 ----------------------------------- ----------------------------------------------------------------------------
 By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
 ----------------------------------- ----------------------------------------------------------------------------


HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. In the case of a Class B or Class C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

14  Phoenix-Oakhurst Income & Growth Fund

                                     TO SELL SHARES
------------------------------------ -----------------------------------------------------------------------------
Through a financial advisor          Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.

------------------------------------ -----------------------------------------------------------------------------
Through the mail                     Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA
                                     02266-8301. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.

------------------------------------ -----------------------------------------------------------------------------
Through express delivery             Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Phoenix Funds,
                                     66 Brooks Drive, Braintree, MA 02184. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.

------------------------------------ -----------------------------------------------------------------------------
By telephone                         For sales up to $50,000, requests can be made by calling (800) 243-1574.
------------------------------------ -----------------------------------------------------------------------------
By telephone exchange                Call us at (800) 243-1574 (press 1, then 0).
------------------------------------ -----------------------------------------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------
You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800) 243-1574.

REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

        Send a clear letter of instructions if all of these apply:

        o The proceeds do not exceed $50,000.

        o The proceeds are payable to the registered owner at the address on record.

                                       Phoenix-Oakhurst Income & Growth Fund  15

         Send a clear letter of instructions with a signature guarantee when any of these apply:

         o You are selling more than $50,000 worth of shares.

         o The name or address on the account has changed within the last 60 days.

         o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.

If required, the signature guarantee on your request must be made by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third-party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


ACCOUNT POLICIES
--------------------------------------------------------------------------------
ACCOUNT REINSTATEMENT PRIVILEGE

For 180 days after you sell your Class A, Class B or Class C Shares, you can purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.


16  Phoenix-Oakhurst Income & Growth Fund

REDEMPTION OF SMALL ACCOUNTS


Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.


EXCHANGE PRIVILEGES


You should read the prospectus of the fund into which you want to exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at www.phoenixinvestments.com.


         o You may exchange shares for another fund in the same class of shares; e.g., Class A for Class A. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.


         o Exchanges may be made by telephone (800) 243-1574 or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).


         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

         o Because excessive trading can hurt fund performance and harm other shareholders, the Fund reserves the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The fund's underwriter has entered into agreements with certain market timing firms permitting them to exchange by telephone. These privileges are limited, and the fund distributor has the right to reject or suspend them.

RETIREMENT PLANS

Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.


                                       Phoenix-Oakhurst Income & Growth Fund  17

INVESTOR SERVICES
--------------------------------------------------------------------------------

INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through Automated Clearing House (ACH) to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.


TAX STATUS OF DISTRIBUTIONS
-------------------------------------------------------------------------------

The fund plans to make distributions from net investment income at least annually and to distribute net realized capital gains, if any, at least annually. Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

18  Phoenix-Oakhurst Income & Growth Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These tables are intended to help you understand the fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the fund's financial statements, are included in the fund's most recent Annual Report, which is available upon request.



                                                                          CLASS A
                                            --------------------------------------------------------------------
                                                                   YEAR ENDED APRIL 30,

                                                2001          2000           1999           1998          1997
                                            ---------      --------       ---------     ---------      ---------
Net asset value, beginning of period            9.75         $9.68         $10.20         $ 9.86        $10.08
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                        0.32          0.34(4)        0.36           0.38          0.40
   Net realized and unrealized gain (loss)
                                               (0.30)         0.06           0.29           1.63          0.66
                                              ------        ------         ------         ------        ------
     TOTAL FROM INVESTMENT OPERATIONS           0.02          0.40           0.65           2.01          1.06
                                              ------        ------         ------         ------        ------
LESS DISTRIBUTIONS:
   Dividends from net investment income        (0.35)        (0.33)         (0.38)         (0.39)        (0.40)
   Dividends from net realized gains           (0.35)           --          (0.76)         (1.28)        (0.88)
   In excess of accumulated net realized
   gains                                       (0.09)           --          (0.03)            --            --
                                              ------        ------         ------         ------        ------
     TOTAL DISTRIBUTIONS                       (0.79)        (0.33)         (1.17)         (1.67)        (1.28)
                                              ------        ------         ------         ------        ------
Change in net asset value                      (0.77)         0.07          (0.52)          0.34         (0.22)
                                              ------        ------         ------         ------        ------
NET ASSET VALUE, END OF PERIOD                $ 8.98        $ 9.75         $ 9.68         $10.20        $ 9.86
                                              ======        ======         ======         ======        ======
Total return(1)                                 0.35%         4.24%          6.97%         21.89%        10.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $453,174      $475,854       $565,276       $459,992      $451,439

RATIO TO AVERAGE NET ASSETS OF:
   Expenses                                     1.26%(3)      1.18%(2)       1.17%(2)       1.13%         1.18%
   Net investment income                        3.41%         3.59%          3.64%          3.61%         3.82%
Portfolio turnover                                48%           58%            68%           155%          111%



(1) Maximum sales charge is not reflected in total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effects of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) For the year ended April 30, 2001, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 1.25%.
(4) Computed using average shares outstanding.


                                      Phoenix-Oakhurst Income & Growth Fund  19

--------------------------------------------------------------------------------


                                                                          CLASS B
                                                                   YEAR ENDED APRIL 30,
                                             -------------------------------------------------------------------

                                               2001          2000           1999            1998          1997
                                             -------       -------        -------        -------         -------
Net asset value, beginning of period          $9.77         $9.69          $10.22         $ 9.87        $10.09
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                       0.24          0.27 (6)        0.29           0.30          0.31
   Net realized and unrealized gain (loss)
                                              (0.29)         0.06            0.29           1.64          0.67
                                            -------       -------         -------        -------       -------
     TOTAL FROM INVESTMENT OPERATIONS         (0.05)         0.33            0.58           1.94          0.98
                                            -------       -------         -------        -------       -------
LESS DISTRIBUTIONS:
   Dividends from net investment income       (0.28)        (0.25 )         (0.32)         (0.31)        (0.32)
   Dividends from net realized gains          (0.35)                        (0.76)         (1.28)        (0.88)
   In excess of accumulated net realized
   gains                                      (0.09)           --           (0.03)            --            --
                                            -------       -------         -------        -------       -------
     TOTAL DISTRIBUTIONS                      (0.72)        (0.25 )         (1.11)         (1.59)        (1.20)
                                            -------       -------         -------        -------       -------
Change in net asset value                     (0.77)         0.08           (0.53)          0.35         (0.22)
                                            -------       -------         -------        -------       -------
NET ASSET VALUE, END OF PERIOD                $9.00        $ 9.77          $ 9.69         $10.22        $ 9.87
                                             ======        ======          ======         ======        ======
Total return(1)                               (0.37)%        3.40 %          6.18%         21.03%        10.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $138,837      $226,992        $310,783       $361,876      $370,929
RATIO TO AVERAGE NET ASSETS OF:
   Expenses                                    2.01%(2)      1.93 %(2)       1.92%(2)       1.88%         1.93%
   Net investment income                       2.65%         2.84 %          2.92%          2.86%         3.06%
Portfolio turnover                               48%           58 %            68%           155%          111%




                                                       CLASS C
                                            -----------------------------------

                                                                 FROM
                                                               INCEPTION
                                             YEAR ENDED        8/27/99 TO
                                              4/30/01           4/30/00
                                            ----------         ----------
Net asset value, beginning of period           $9.85             $9.61
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                 0.25              0.18(6)
   Net realized and unrealized gain (loss)     (0.31)             0.23
                                              ------            ------
     TOTAL FROM INVESTMENT OPERATIONS          (0.06)             0.41
                                              ------            ------
LESS DISTRIBUTIONS:
   Dividends from net investment income        (0.28)            (0.17)
   Dividends from net realized gains           (0.35)               --
   In excess of net realized gains             (0.09)               --
                                              ------            ------
     TOTAL DISTRIBUTIONS                       (0.72)            (0.17)
                                              ------            ------
Change in net asset value                      (0.78)             0.24
                                              ------            ------
NET ASSET VALUE, END OF PERIOD                 $9.07             $9.85
                                              ======            ======
Total return(1)                                (0.37)%            4.12%(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)           $699             $356
RATIO TO AVERAGE NET ASSETS OF:
   Expenses                                     2.01%(3)         1.93%(2)(4)
   Net investment income                        2.67%            2.81%(4)
Portfolio turnover                                48%              58%(5)



(1) Maximum sales charge is not reflected in the total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effects of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) For the year ended April 30, 2001, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 2.00% for Class B and 2.00% for Class C.
(4) Annualized.
(5) Not Annualized.
(6) Computed using average shares outstanding.


20 Phoenix-Oakhurst Income & Growth Fund

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480













[Logo] PHOENIX
       INVESTMENT PARTNERS


For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or WWW.PHOENIXINVESTMENTS.COM.



ADDITIONAL INFORMATION
You can find more information about the fund in the following documents:

ANNUAL AND SEMIANNUAL REPORTS
Annual and semiannual reports contain more information about the fund's investments. The annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the fund. It is incorporated by reference and is legally part of the prospectus.

You may obtain a free copy of these documents by writing to Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, by calling 1-800-243-4361, or by visiting www.phoenixinvestments.com to send an email request.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-942-8090. This information is also available on the SEC's Internet site at http://www.sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services:  1-800-243-1574           Telephone Orders:  1-800-367-5877
Advisor Consulting Group:  1-800-243-4361       Text Telephone:  1-800-243-1926


Investment Company Act File No. 811-4728
PXP 693 (8/01)

                     PHOENIX-OAKHURST INCOME & GROWTH FUND

                                101 Munson Street

                         Greenfield, Massachusetts 01301

                       STATEMENT OF ADDITIONAL INFORMATION


                                 August 28, 2001

   This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix-Oakhurst Income & Growth Fund, Inc. (the "Fund"), dated August 28, 2001, and should be read in conjunction with it. The Fund's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at
(800) 243-4361 or by writing to Equity Planning at 56 Prospect Street,
P.O. Box 150480, Hartford, CT 06115-0480.


                                TABLE OF CONTENTS

                                                                          PAGE


The Fund ................................................................    1
Investment Restrictions .................................................    1
Investment Techniques and Risks .........................................    2
Performance Information .................................................    7
Portfolio Turnover ......................................................    9
Portfolio Transactions and Brokerage ....................................    9
Services of the Advisor .................................................   10
Net Asset Value .........................................................   11
How to Buy Shares .......................................................   12
Alternative Purchase Arrangements .......................................   12
Investor Account Services ...............................................   15
How to Redeem Shares ....................................................   16
Dividends, Distributions and Taxes.......................................   17
Tax Sheltered Retirement Plans ..........................................   18
The Distributor .........................................................   19
Distribution Plans.......................................................   21
Management of the Fund...................................................   21
Additional Information ..................................................   27
Appendix.................................................................   29


                      Mutual Fund Services--(800) 243-1574
                    Advisor Consulting Group--(800) 243-4361
                        Telephone Orders--(800) 367-5877
                      Text Telephone--(TTY) (800) 243-1926



PXP693B (8/01)


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                                    THE FUND

   Phoenix-Oakhurst Income & Growth Fund (the "Fund") is an open-end diversified management investment company which was organized under Massachusetts law in 1986 as a business trust, then reorganized as a Delaware business trust in August 2000.


   The Fund's Prospectus describes the investment objectives of the Fund and the strategies that the Fund will employ in seeking to achieve its investment objective. The Fund's investment objective is a fundamental policy and may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The following discussion describes the Fund's investment policies and techniques and supplements the disclosure in the Prospectus.


                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Trust with respect to the Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   The Fund may not:

   1. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   2. Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

   3. Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

   4. Issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

   5. Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

   6. Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

   7. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

   8. Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

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   If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

                         INVESTMENT TECHNIQUES AND RISKS

   The Fund may utilize the following practices or techniques in pursuing its investment objectives.

FOREIGN SECURITIES
   The Fund may invest in the securities of foreign issuers. The Fund may invest in a broad range of foreign securities including equity, debt and convertible securities and foreign government securities. The Fund may purchase the securities of issuers from various countries, including countries commonly referred to as "emerging markets." The Fund may also invest in domestic securities denominated in foreign currencies.

   Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Fund will not be registered with, nor the issuers thereof be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

   Certain foreign countries are less stable politically than the United States. The possibility exists that certain foreign governments may adopt policies providing for expropriation or nationalization of assets, confiscatory taxation, currency blockage or limitations on the use or removal of monies or other assets of an investment company. Finally, the Fund may encounter difficulty in obtaining and enforcing judgments against issuers of foreign securities. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

   Certain emerging market countries are either comparatively underdeveloped or are in the process of becoming developed and may consequently be economically based on a relatively few or closely interdependent industries. A high proportion of the securities of many emerging market issuers may also be held by a limited number of large investors trading significant blocks of securities. While the Adviser will strive to be sensitive to publicize reversals of economic conditions, political unrest and adverse changes in trading status, unanticipated political and social developments may affect the values of the Fund's investments in such countries and the availability of additional investments in such countries.

   When investing in securities denominated in foreign currencies, the Fund will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Fund's assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Although the Fund will invest only in securities denominated in foreign currencies that are fully convertible into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.

   Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Fund and which may not be recoverable by the Fund or its investors.

   The Fund will calculate its net asset value and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the New York Stock Exchange is closed). Foreign securities in which the

Fund may invest may be primarily listed on foreign stock exchanges which may trade on other days (such as Saturdays). As a result, the net asset value of the Fund's portfolio may be affected by such trading on days when a shareholder has no access to the Fund.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
   In order to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward foreign currency exchange contracts ("forward currency contracts") for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions.

LENDING OF SECURITIES
   The Fund may lend portfolio securities to broker/dealers or other institutional borrowers, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such so that it amounts at all times to at least 100% of the value of the securities loaned. Furthermore, the Fund may terminate such loans at any time and must receive reasonable interest on the collateral as well as dividends, interest, or other distributions paid on the security during the loan period. Upon expiration of the loan, the borrower of the securities will be obligated to return to the Fund the same number and kind of securities as those loaned together with duly executed stock powers. The Fund must be permitted to vote the proxies if a material event affecting the value of the security is to occur. The Fund may pay reasonable fees in connection with the loan, including reasonable fees to the Fund's Custodian for its services.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES
   MORTGAGE PASS-THROUGH SECURITIES. These are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. "Modified pass-through" securities (such as securities issued by the Government National Mortgage Association ("GNMA")) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

   The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages.

   Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("Pcs") that represent interests in conventional mortgages from FHLMC's national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but their guarantees are not backed by the full faith and credit of the United States Government.

   Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their

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obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser determines that the securities meet the Fund's quality standards. Securities issued by certain private organizations may not be readily marketable.

   Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions, set forth above under "Investment Restrictions," by virtue of the exclusion from the test available to all U.S. Government securities. The Fund will take the position that privately-issued mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

   COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). A CMO is similar to a bond in that interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.

   CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.

   FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Pcs, payments of principal and interest on the CMOs are made semiannually rather than monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule. Sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

   CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The "residual" in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

   CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain

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restrictions on transferability, may be deemed "illiquid," and may be subject to the Fund's limitations on investment in illiquid securities.

   STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories.

   Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

   The Fund may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with the Fund's investment objectives and policies.

   OTHER ASSET-BACKED SECURITIES. Through trusts and other special purpose entities, various types of securities based on financial assets other than mortgage loans are increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit-enhancement features similar to mortgage-related securities.

   Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, obligations such as credit card receivables are generally unsecured and the obligors are often entitled to protection under a number of state and federal consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.

   The Adviser expects additional assets will be "securitized" in the future. The Fund may invest in any such instruments or variations on them to the extent consistent with the Fund's investment objectives and policies.

OPTIONS
   The Fund may, from time to time write covered call option contracts as a means of increasing the total return of the Fund's portfolio and also as a means of providing limited protection against increases in market value of the Fund's portfolio. Such contracts will be written on securities in which the Fund has authority to invest and on securities indices listed on an organized national securities exchange.

   A call option on a security gives the purchaser of the option the right to buy the underlying security from the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. A written call option is "covered" if, throughout the life of the option (1) the Fund owns the optioned securities, (2) the Fund maintains in a pledged account with its Custodian, any asset, including equity securities, as long as the asset is liquid, unencumbered and marked to market daily with a value sufficient to meet its obligations under the call, or
(3) if the Fund owns an offsetting call option. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The Fund will only write call option contracts when it is believed that the total return to the Fund can be increased through such premiums consistent with the Fund's investment objective.

   The Fund may also write covered call options on securities indices. Through the writing of call index options, the Fund can achieve many of the same objectives as through the use of call options on individual securities. Call options on securities indices are similar to call options on a security except that, rather than the right to take delivery of a security at a specified price, a call option on a securities index gives the holder the right to receive, upon the exercise of the option, an amount of cash if the closing level of the securities index upon which the call option is based is greater than the exercise price of the option. The writing of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies, and the restrictions listed above would tend to reduce such risks

   The Fund may purchase options to close out a position, (i.e. a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written on any particular security). When a security is sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing call option on that security, realizing a profit or loss depending on whether the amount paid to purchase a call option is less or more than the amount received from the sale thereof. In addition, the Fund may wish to purchase a call option to hedge its portfolio against any anticipated increase in the price of securities it intends to purchase or to purchase a put option to hedge its portfolio against an anticipated decline in securities prices.

   The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where an option on a particular security is purchased to hedge against price movements in a related security, the price of the option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out an option position.

PRIVATE PLACEMENTS AND RULE 144A SECURITIES
   The Fund may purchase securities which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the Commission. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Fund in secondary market transactions to certain qualified investors pursuant to rules established by the Commission, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933 (The "1933 Act"). Public sales of such securities by the Fund may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Fund may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the Commission for which the Trustees of the Fund determine the secondary market is liquid, Rule 144A securities will be considered illiquid. Trustees of the Fund may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the Fund; the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security, and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

REPURCHASE AGREEMENTS
   The fund may enter into repurchase agreements with respect to U.S. Government securities. Repurchase agreements may be entered into only with registered broker/dealers or Government securities dealers ("dealers") and depository institutions ("banks") believed by the Adviser to present minimum credit risk in accordance with guidelines approved by the Fund's Trustees. The Adviser will review and monitor the creditworthiness of such dealers and banks. Under such agreements, the dealer or bank agrees, upon entering into the contract, to repurchase a security it sells at a time and price mutually agreed upon with the purchaser of the security, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price, and such value will be determined on a daily basis by marking the underlying securities to their market value. With respect to any repurchase agreements with a maturity of greater than one day, such agreement shall be collateralized in an amount at least equal to 102 percent of the repurchase price. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto: (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing rights.

U.S. TREASURY AND CORPORATE ZERO COUPON BOND
   The Fund may invests in U.S. Treasury and corporate zero coupon bonds. Zero coupon bonds are issued and traded at a discount from their face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds and prevailing interest rates. The market price of U.S. Treasury zero coupon bonds are generally more volatile than the U.S. Treasury securities that pay interest periodically and zero coupon bonds are likely to respond to changes in interest rates to a greater degree than do securities on which regular cash payments of interest are being made that have similar maturities. In order to satisfy a requirement for qualification as a "regulated investment company" under the Code, the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon bonds. Because the Fund will not receive on a current basis, cash payments in respect of accrued original issue discount on zero coupon bonds during the period before maturity, the Fund will distribute cash obtained from other sources in order to satisfy the distribution requirement under the Code.

WHEN-ISSUED SECURITIES
   The Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, the price is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place more than seven days in the future or after a period longer than the customary settlement period for the particular security. Customary settlement for newly-issued mortgage-backed securities occurs only when the composition of the underlying mortgage pool is set, typically once a month.

   At the time the Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security and the liability to pay the purchase price in determining the Fund's net asset value. The value of the security on the settlement date may be more or less than the price paid as a result of, among other things, changes in the level of interest rates or other market factors. Thus there is a risk of loss which is in addition to the risk of decline in the value of the Fund's other assets. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. The Fund will establish a segregated account with the Custodian in which it will maintain cash and liquid high grade debt securities equal in value to commitments for when-issued or delayed delivery securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons, in which case the Fund may sell its interest in the securities rather than take delivery, and may reinvest the proceeds in similar or other securities.

                             PERFORMANCE INFORMATION

   The Fund may, from time to time, include performance information in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class and as a total return of any class of the Fund.

   Standardized quotations of average annual total return for Class A, Class B or Class C shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A, Class B or Class C shares over periods of 1, 5 and 10 years or up to the life of the class of shares), calculated for each class separately pursuant to the following formula:
P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B and Class C shares, and assume that all dividends and distributions are on Class A, Class B and Class C shares reinvested when paid.

   The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

   Advertisements, sales literature and other communications may contain information about the Fund and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries, such as IBM or health care, in such communications. To illustrate components of overall performance, the Fund may separate is cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond return future to well-known indices of market performance, including, but not limited to: the S&P 500, Dow Jones Industrial Average, CS First Boston High Yield Index and Salomon Brothers Corporate Bond and Government Bond Indices.

   Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and is computed by dividing net investment income by the value of a share on the last day of the period according to the following formula:

                             Yield = 2[(a - b+1)6-1]
                                      c x d

   Where a = dividends and interest earned during the period by the Fund, b = expenses accrued for the period (net of any reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.


   For the 30-day period ended April 30, 2001, the yield of the Class A Shares, Class B Shares and Class C Shares was 3.01%, 2.46% and 2.47%, respectively.

   For the 1-, 5- and 10-year periods ended April 30, 2001, the average annual total return of the Class A Shares was -5.42%, 7.35% and 9.51%, respectively. For the 1- and 5-year periods ended April 30, 2001, and since inception (January 3, 1992 through April 30, 2001), for Class B Shares, the average annual total return was -4.05%, 7.82% and 8.70%, respectively. For the 1-year period ended April 30, 2001 and since inception (August 27, 1999) through April 30, 2001, for Class C Shares, the average annual total return was -0.37% and 2.21%. Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

   The Fund may also compute aggregate total return for specified periods based on a hypothetical Class A or Class B account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A shares's maximum sales charge of 5.75% and assumes reinvestment of all income dividends and capital gain distributions during the period. Based on the foregoing, the Class A aggregate cumulative total return for the period commencing September 6, 1940 and ending April 30, 2001 was 36,720.08%. Class B aggregate cumulative total return for the period commencing with the offering of the Class B Shares on January 3, 1992 and ending April 30, 2001 was 117.76%. Class C aggregate cummulative total return for the period commencing with the offering of the Class C Shares on August 26, 1999 and ending April 30, 2001 was 3.74%.


   The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, for both classes of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

                               PORTFOLIO TURNOVER

   Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of Fund shares and by requirements which enable the Fund to receive certain favorable tax treatment (see "Dividends, Distributions and Taxes"). Historical annual rates of portfolio turnover for the Fund are set forth in the prospectus under the heading "Financial Highlights."

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Fund. It is the practice of the Adviser to seek the best prices and best execution of orders and to negotiate brokerage commissions which in the Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Fund are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

   The Adviser believes that the Fund benefits with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Fund is best served by its brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of: the firm's ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm's attitude toward and interest in mutual funds in general including the sale of mutual funds managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Fund. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Adviser better prices and execution are available elsewhere.

   In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Funds and their shareholders.

   The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets or the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

   Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

   In purchasing and selling fixed-income securities, it is the policy of the Fund to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily pay the lowest spread or commission available.

   The Fund may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Fund. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of other securities firms.

   The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Fund, to buy and sell securities for the Fund, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Fund as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Fund in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Fund that PXP Securities Corp. may receive.


   For the fiscal years ended April 30, 1999, 2000 and 2001, brokerage commission paid by the Trust on portfolio transactions totaled $578,805, $326,740 and $355,431, respectively. In the fiscal years ended April 30, 1999, 2000 and 2001, W.S. Griffith Securities, Inc., a broker-dealer subsidiary of The Phoenix Companies, Inc., received $750, $0 and $0, respectively, in fund-related commissions attributed to a clearing arrangement with an unaffiliated broker-dealer. In the fiscal year ended April 30, 2001, the Trust paid brokerage commissions of $44,220 to PXP Securities Corp., an affiliate of its Distributor. For the fiscal year ended April 30, 2001, the amount paid to PXP Securities Corp. was 12.4% of the total brokerage commission paid by the Trust and was paid on transactions amounting to 18.8% of the aggregate dollar amount of transactions involving the payment of commissions. Brokerage commissions of $268,087 paid during the fiscal year ended April 30, 2001 were paid on portfolio transactions aggregating $185,383,136 executed by brokers who provided research and other statistical information.


                             SERVICE OF THE ADVISER


   The investment adviser to the Fund is Phoenix Investment Counsel, Inc. ("PIC" or "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC acts as the investment adviser for 13 fund companies totalling 37 mutual funds, as subadviser to two fund companies totaling three mutual funds, and as adviser to institutional clients. PIC has acted as an investment adviser for over sixty years. PIC was originally organized in 1932 as John P. Chase, Inc. As of June 30, 2001, PIC had approximately $23.9 billion in assets under management. Philip R. McLoughlin, a Director and officer of the Fund, is a director of PIC. All other executive officers of the Fund are officers of PIC.

   All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). The Phoenix Companies, Inc. ("Phoenix") of Hartford, Connecticut is the sole shareholder of PXP. Phoenix is a publicly-traded holding company. Its principal offices are located at One American Row, Hartford, Connecticut 06115-2520. Equity Planning, a mutual fund distributor, acts as the national distributor of the Fund's shares and as financial agent of the Fund. The principal office of Equity Planning is located at 56 Prospect Street, Hartford, Connecticut 06115.

   PXP is an independent registered investment advisory firm and has served investors for over 70 years. As of June 30, 2001, PXP had over $54.4 billion in assets under management through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago and Cleveland; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Walnut Asset Management, LLC ("Walnut") in Philadelphia; Phoenix/Zweig

Advisers LLC (Zweig) in New York; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, CT, Sarasota, FL, and Scotts Valley, CA, respectively.


   The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Fund (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; outside legal and auditing accounting services; regulatory filing fees and expenses of printing the Fund's registration statements (but the Distributor purchases such copies of the Fund's prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes.


   As compensation for its services, the Adviser receives a fee, which is accrued daily against the value of the Fund's net assets and is paid monthly by the Fund. The fee is computed at an annual rate of 0.70% of the Fund's average daily net assets up to $1 billion, 0.65% of the Fund's average daily net assets from $1 billion to $2 billion and 0.60% of the Fund's average daily net assets in excess of $2 billion. For the fiscal years 1999, 2000 and 2001, the net management fees paid by the Fund to the Adviser were $5,907,808, $5,496,149 and $4,488,624, respectively.

   The Management Agreement was approved by the Trustees of the Fund on March 16, 1993, and by the shareholders of the Fund on May 13, 1993. The Management Agreement will continue in effect from year to year if specifically approved annually (a) by the Trustees of the Fund, including a majority of the disinterested Trustees, or by (b) a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. The Management Agreement may be terminated without penalty at any time by a similar vote upon 60 days' notice or by the adviser upon 60 days' written notice and will automatically terminate in the event of its assignment as defined in Section 2(a)(4) of the 1940 Act.


   The Fund, its Adviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the Investment Company Act of 1940. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Fund, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Fund has a pending order.

                                 NET ASSET VALUE

   The net asset value per share of the Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of the Fund's foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution plan fees and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for the Fund if it invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of the Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time the Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                                HOW TO BUY SHARES


   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares of the Fund may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative"), or (ii) on a contingent deferred basis (the "deferred sales charge alternative").

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B shares would be less than the initial sales charge and accumulated distribution plan fees on Class A shares purchased at the same time.

   Dividends paid by the Fund, if any, with respect to Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

CLASS A SHARES
   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES
   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

   Class B Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

CLASS C SHARES
   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES
   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.

QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days) of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or
(5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix Fund or any other Affiliated Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, Fund company, or bank Fund department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds or any other Affiliated Phoenix Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund or any other Affiliated Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (16) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund;
(17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;
(18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund and Phoenix-Zweig Government Cash Fund Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Fund.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund and Phoenix-Zweig Government Cash Fund Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B AND CLASS C SHARES--WAIVER OF SALES CHARGES
   The CDSC is waived on redemptions of shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account,
(ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 701/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, in which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.


CONVERSION FEATURE--CLASS B SHARES

   Class B Shares will automatically convert to Class A Shares eight years after they are purchased. Conversion will be on the basis of the then prevailing net asset value of Class A and B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Fund was unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Fund.

                            INVESTOR ACCOUNT SERVICES

   The Fund offers accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574. Broker/dealers may impose their own restrictions and limits on accounts held through the broker/dealer. Please consult your broker/dealer for account restrictions and limit information.

EXCHANGES
   Under certain circumstances, shares of any Affiliated Phoenix Fund may be exchanged for shares of the same Class of another Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request, without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes"). Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS
   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each fund carefully before directing dividends and distributions to another fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE
   This expedited investment service allows you to make an investment in an account by requesting a transfer of funds from the balance of your bank account. Once a request is phoned in, the Transfer Agent will initiate the transaction by wiring a request for monies to your commercial bank, savings bank or credit union via Automated Clearing House (ACH). Your bank, which must be an ACH member, will in turn forward the monies to the Transfer Agent for credit to your account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions. This service may also be used to sell shares of the Fund and direct proceeds of sale through ACH to your bank account.

   To establish this service, please complete the Invest-by-Phone Application and attach a voided check. Upon the Transfer Agent's acceptance of the authorization form (usually within two weeks) you may call toll free (800) 367-5877 prior to 3:00 PM (eastern time) to place your purchase request. Instructions as to the account number and amount to be invested must be communicated to the Transfer Agent. The Transfer Agent will then contact your bank via ACH with appropriate instructions. The purchase is normally credited to your account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days after receipt of the check.

   The Fund and the Transfer Agent reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM
   The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B and Class C shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after the purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days after receipt of the check. Redemptions by Class B shareholders will be subject to the applicable deferred sales charge, if any.

   The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

   Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

   A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Fund has no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS
   Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemptions, of less than $200. Before the Fund redeems these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of the account to at least $200.

BY MAIL
   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Fund redeem the shares. See the Fund's current Prospectus for more information.

TELEPHONE REDEMPTION
   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Fund's current Prospectus for additional information.

REDEMPTION IN KIND
   To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. However, the Fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

ACCOUNT REINSTATEMENT PRIVILEGE
   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinstatement of their investment at net asset value. See the Fund's current Prospectus for more information and conditions attached to the privilege.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

   The Fund intends to remain qualified as a regulated investment company under certain provisions of the Code. Under such provisions, the Fund will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, the Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest payments with respect to security loans and gains from the sale or disposition of stock or securities and certain other items and (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets are represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of any one issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). If, in any taxable year, the Fund does not qualify as a regulated investment company all of its taxable income will be taxed to the Fund at corporate rates.

   The Code imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of its net ordinary income, with certain adjustments, plus 98% of the Fund's net capital gains for the 12-month period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous reporting year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If the Fund has taxable income that would be subject to the excise tax, the Fund intends to distribute such income so as to avoid payment of the excise tax.

   Under another provision of the Code, any dividend declared by the Fund to shareholders of record in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by, and will be taxable to shareholders as of December 31, provided that the dividend is actually paid by the Fund in January of the following year.

   Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

   Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the share, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.


   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Fund backup withholding at the rate currently in effect by law. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the Internal Revenue Service that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.


   The Fund may invest in certain debt securities that are originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   The Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

   Transactions in options on stock indexes are subject to the Code rules of section 1256. Pursuant to these rules, such options, whether sold by the Fund during a taxable year or held by the Fund at the close of its taxable year, will be treated as if sold for their market value. Generally, 60% of any net gain or loss recognized on the deemed sale, as well as 60% of the gain or loss with respect to any actual termination (including expiration), will be treated as long-term capital gain or loss and the remaining 40% will be treated as short-term capital gain or loss.

   The Fund may be subject to tax on dividend or interest income received from securities of non-U.S issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund may operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders tax benefits attributable to foreign income taxes paid by the Fund. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to (i) include in gross income, even though no actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use such share as foreign tax credit against U.S. income tax (but not both). No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions. The Fund may meet the requirements to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes will not be affected by such "pass through" of foreign tax credits.

   The foregoing is a general summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively. Distributions and the transactions referred to above may be subject to state and local income tax, and the treatment thereof may differ from the federal treatment discussed herein.

   Shareholders are advised to consult with their tax advisor or attorney regarding specific questions as to federal, foreign, state or local taxes.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN
   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                                 THE DISTRIBUTOR


   Pursuant to an Underwriting Agreement with the Fund, Phoenix Equity Planning Corporation (the "Distributor"), an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. and an affiliate of PIC, serves as distributor for the Fund. The address of the Distributor is 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480. As such, the Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. During the fiscal years 1999, 2000 and 2001, purchasers of the Fund shares paid aggregate sales charges of $754,398, $522,163 and $303,287, respectively, of which the principal Distributor of the Fund received net commissions of $452,708, $320,958 and $137,448, respectively, for its services, the balance being paid to dealers. For the fiscal year ended April 30, 2001, the Distributor received net commission of $19,153 for Class A Shares and deferred sales charges of $118,295 for Class B and Class C Shares. The fees were used to compensate sales and services persons for selling shares of the Fund and for providing services to shareholders. In addition, the fees were used to compensate the Distributor for sales and promotional activities.


   The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Fund's Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

DEALER CONCESSIONS
   Dealers with whom the Distributor has entered into sales agreements received a discount or commission as set forth below:



           AMOUNT OF
          TRANSACTION           SALES CHARGE AS A PERCENTAGE OF   SALES CHARGE AS A PERCENTAGE OF          DEALER DISCOUNT
       AT OFFERING PRICE               OFFERING PRICE                    AMOUNT INVESTED            PERCENTAGE OF OFFERING PRICE
---------------------------------------------------------------------------------------------------------------------------------
Under $50,000                                5.75%                         6.10%                          5.25%
$50,000 but under $100,000                   4.75                          4.99                           4.25
$100,000 but under $250,000                  3.75                          3.90                           3.25
$250,000 but under $500,000                  2.75                          2.83                           2.25
$500,000 but under $1,000,000                2.00                          2.04                           1.75
$1,000,000 or more                           None                          None                           None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sales price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases.

Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.


   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements;
(b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. From its own profits and resources, the Distributor intends to pay the following additional compensation to Merrill Lynch, Pierce, Fenner & Smith, Inc.: 0.25% on sales of Class A and B shares, 0.10% on sales of Class C shares, 0.10% on sales of Class A shares sold at net asset value, and 0.10% annually on the average daily net asset value of fund shares on which Merrill Lynch is broker of record and which such shares exceed the amount of assets on which Merrill Lynch is broker of record as of July 1, 1999. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.


   From its own resources or pursuant to the Distribution Plans, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

ADMINISTRATIVE SERVICES
   Equity Planning also acts as financial agent of the Fund and as such performs administrative, bookkeeping and pricing functions for the Fund. For its services as financial agent, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, to the financial agent, plus (2) the documented cost to the financial agent to provide financial reporting and tax services and oversight of the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of the Fund, at the following incremental annual rates.

                 First $200 million                         .085%
                 $200 million to $400 million               .05%
                 $400 million to $600 million               .03%
                 $600 million to $800 million               .02%
                 $800 million to $1 billion                 .015%
                 Greater than $1 billion                    .0125%


   Percentage rates are applied to the aggregate daily net asset values of the Fund. PFPC, Inc. also charges minimum fees and additional fees for each additional class of fund shares. Equity Planning retains PFPC, Inc. as subagent for each of the funds for which Equity Planning serves as financial agent. PFPC, Inc. agreed to a modified fee structure and waived certain charges. Because PFPC, Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC, Inc.'s overall asset-based charges among all funds for which it serves as financial agent on the basis of the relative net assets of each fund. As a result, the PFPC, Inc. charges to the Fund are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For its services during the Fund's fiscal year ended April 30, 2001, Equity Planning received $361,710.

                               DISTRIBUTION PLANS

   The Fund has adopted a distribution plan for each class of shares (i.e., a plan for the Class A Shares, a plan for the Class B Shares, and a plan for the Class C Shares; collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the following rates: for Class B Shares at a rate of 0.75% per annum; for Class C Shares at a rate of 0.75% per annum.

   From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers as additional compensation with respect to Class C Shares 0.75% of the average annual net asset value of that Class.

   In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

   On a quarterly basis, the Fund's Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Fund's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Trustees have concluded that there is a reasonable likelihood that each Plan will benefit the Fund and each affected Class of shareholders.

   The Plans provide that they may not be amended to increase materially the costs which the Fund may bear pursuant to the Plans without approval of the shareholders of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the relevant class of the Fund.


   For the fiscal year ended April 30, 2001, the Fund paid Rule 12b-1 Fees in the amount of $2,981,728 of which the Distributor received $1,585,678, unaffiliated broker-dealers received $1,326,140 and W.S. Griffith Securities, Inc., an affiliate, received $69,910. The Rule 12b-1 payments for the fiscal year ended April 30, 2001 were used for (1) compensation of dealers, $1,498,140,
(2) compensation to sales personnel, $1,613,041, (3) advertising, $227,402, (4) printing and mailing prospectuses to other than current shareholders, $27,920,
(5) service costs, $134,245 and (6) other costs, $66,246.


   No interested person of the Fund and no Trustee who is not an interested person of the Fund, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plan.

   The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution plan fees or amend the Plans.

                             MANAGEMENT OF THE FUND


   The Fund is an open-end management investment company known as a mutual fund. The Trustees of the Fund ("Trustees") are responsible for the overall supervision of the Fund and perform the various duties imposed on trustees by the Investment Company Act of 1940 and Delaware business trust law.


TRUSTEES AND OFFICERS
   The following table sets forth information concerning the Trustees and executive officers of the Fund including their principal occupations during the past five years. Unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115.


                                     POSITIONS HELD                               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH THE FUND                                DURING THE PAST 5 YEARS
---------------------                -------------                                -----------------------


Robert Chesek (67)                   Trustee                 Trustee/Director (1981-present) and Chairman (1989-1994), Phoenix
49 Old Post Road                                             Funds. Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff &
Wethersfield, CT 06109                                       Phelps Institutional Mutual Funds (1996-present) and
                                                             Phoenix-Seneca Funds (2000-present).

E. Virgil Conway (72)                Trustee                 Trustee/Director, Consolidated Edison Company of New York, Inc.
9 Rittenhouse Road                                           (1970-present), Pace University (1978-present), Atlantic Mutual
Bronxville, NY 10708                                         Insurance Company (1974-present), HRE Properties (1989-present),
                                                             Greater New York Councils, Boy Scouts of America (1985-present),
                                                             Union Pacific Corp. (1978-present), Blackrock Freddie Mac Mortgage
                                                             Securities Fund (Advisory Director) (1990-present), Centennial
                                                             Insurance Company (1974-present), Josiah Macy, Jr., Foundation
                                                             (1975-present), The Harlem Youth Development Foundation
                                                             (1987-present). Chairman, Accuhealth (1994-present), Trism, Inc.
                                                             (1994-present), Realty Foundation of New York (1972-present), and
                                                             New York Housing Partnership Development Corp. (1985-present).
                                                             Vice Chairman, Academy of Political Science (1985-present).
                                                             Director/Trustee, Phoenix Funds (1993-present). Trustee,
                                                             Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
                                                             Mutual Funds (1996-present) and Phoenix-Seneca Funds
                                                             (2000-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                             Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                             (1995-present). Chairman, Metropolitan Transportation Authority
                                                             (1992-2001).  Chairman/Member, Audit Committee of the City of New
                                                             York (1981-1996). Advisory Director, Blackrock Fannie Mae Mortgage
                                                             Securities Fund (1989-1996) and Fund Directions (1993-1998).
                                                             Chairman, Financial Accounting Standards Advisory Council
                                                             (1992-1995).

Harry Dalzell-Payne (72)             Trustee                 Director/Trustee, Phoenix Funds (1993-present). Trustee,
The Flat                                                     Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
Elmore Court                                                 Mutual Funds (1996-present) and Phoenix-Seneca Funds
Elmore, GLOS GL2 6NT, UK                                     (1999-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                             Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                             (1995-present). Formerly a Major General of the British Army.

Francis E. Jeffries (70)             Trustee                 Director/Trustee, Phoenix Funds (1995-present). Trustee,
8477 Bay Colony Dr.                                          Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
Apt. 902                                                     Mutual Funds (1996-present) and Phoenix-Seneca Funds
Naples, FL 34108                                             (2000-present). Director, Duff & Phelps Utilities Income Inc.
                                                             (1987-present), Duff & Phelps Utilities Tax-Free Income Inc.
                                                             (1991-present) and Duff & Phelps Utility and Corporate Bond Trust
                                                             Inc. (1993-present). Director, The Empire District Electric
                                                             Company (1984-present). Director (1989-1997), Chairman of the
                                                             Board (1993-1997), President (1989-1993), and Chief Executive
                                                             Officer (1989-1995), Phoenix Investment Partners, Ltd.

Leroy Keith, Jr. (62)                Trustee                 Director/Trustee, Phoenix Funds (1980-present). Trustee,
1729 Wood Nymph Trail                                        Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
Lookout Mt., GA 30750                                        Mutual Funds (1996-present) and Phoenix-Seneca Funds
                                                             (2000-present). Director, Equifax Corp. (1991-present) and
                                                             Evergreen International Fund, Inc. (1989-present). Trustee,
                                                             Evergreen Liquid Trust, Evergreen Tax Exempt Trust, Evergreen Tax Free
                                                             Fund, Master Reserves Tax Free Trust, and Master Reserves Trust.
                                                             Chairman (1995-2001) and Chief Executive Officer (1995-1999), Carson
                                                             Products Company.



                                     POSITIONS HELD                               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH THE FUND                                DURING THE PAST 5 YEARS
---------------------                -------------                                -----------------------


*Philip R. McLoughlin (54)           Trustee and             Chairman (1997-present), Director (1995-present), Vice Chairman
                                     President               (1995-1997) and Chief Executive Officer (1995-present), Phoenix
                                                             Investment Partners, Ltd. Director (1994-present) and Executive
                                                             Vice President, Investments (1988-present), Phoenix Insurance
                                                             Company. Director/Trustee and President, Phoenix Funds
                                                             (1989-present). Trustee and President, Phoenix-Aberdeen Series
                                                             Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                             (1996-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                             Inc. (1995-present) and Duff & Phelps Utility and Corporate Bond
                                                             Trust Inc. (1995-present). Trustee, Phoenix-Seneca Funds
                                                             (1999-present). Director (1983-present) and Chairman
                                                             (1995-present), Phoenix Investment Counsel, Inc. Director
                                                             (1984-present) and President (1990-present), Phoenix Equity
                                                             Planning Corporation. Chairman and Chief Executive Officer,
                                                             Phoenix/Zweig Advisers LLC (1999-present). Director, PXRE
                                                             Corporation (Delaware) (1985-present), World Trust Fund
                                                             (1991-present). Phoenix Distribution Holding Company
                                                             (2001-present), and Phoenix Investment Management Company
                                                             (2001-present). Director and Executive Vice President, Phoenix
                                                             Life and Annuity Company (1996-present). Director and Executive
                                                             Vice President, PHL Variable Insurance Company (1995-present).
                                                             Director, Phoenix Charter Oak Trust Company (1996-present).
                                                             Director and Vice President, PM Holdings, Inc. (1985-present).
                                                             Director (1992-present) and President (1992-1994), W.S. Griffith &
                                                             Co., Inc. Director, PHL Associates, Inc. (1995-present).

Geraldine M. McNamara (50)           Trustee                 Managing Director, U.S. Trust Company of New York (1982-present).
14 East 75th Street                                          Trustee of the Phoenix Funds, Phoenix-Seneca Funds and Phoenix Duff &
New York, NY                                                 Phelps Institutional Mutual Funds (2001-present).

Everett L. Morris (72)               Trustee                 Vice President, W.H. Reaves and Company (1993-present).
164 Laird Road                                               Director/Trustee, Phoenix Funds (1995-present). Trustee,
Colts Neck, NJ 07722                                         Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
                                                             Mutual Funds (1996-present) and Phoenix-Seneca Funds
                                                             (2000-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                             Inc. (1991-present) and Duff & Phelps Utility and Corporate Bond
                                                             Trust Inc. (1993-present).

James M. Oates (55)                  Trustee                 Chairman, IBEX Capital Markets, Inc. (formerly, IBEX Capital
Managing Director                                            Markets LLC) (1997-present). Managing Director, Wydown Group
The Wydown Group                                             (1994-present). Director/Trustee, Phoenix Funds (1987-present).
IBEX Capital Markets, Inc.                                   Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
60 State Street                                              Institutional Mutual Funds (1996-present) and Phoenix-Seneca
Suite 950                                                    Funds (2000-present). Director, Investors Financial Service
                                                             Corporation (1995-present), Investors Bank & Trust Corporation
                                                             (1995-present), Plymouth Rubber Co.(1995-present), Stifel Financial
                                                             (1996-present),Connecticut River Bancorp, Inc. (1999-present),
                                                             CT River Bank (1999-present), 1mind.com (2000-present) and Endowment for Health (1999-present). Chairman, Emerson Investment
                                                             Management, Inc. (2001- present). Director, Phoenix Investment
                                                             Partners, Ltd.(1995-2001).Vice Chairman, Massachusetts
                                                             Housing-Partnership (1999-2000). Director, Blue Cross and Blue Shield
                                                             of New Hampshire (1994-1999). Director, AIB Govett Funds (1991-2000)
                                                             and Command Systems, Inc. (1998-2000).


                                     POSITIONS HELD                               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH THE FUND                                DURING THE PAST 5 YEARS
---------------------                -------------                                -----------------------


Herbert Roth, Jr. (72)               Trustee                 Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                              Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
P.O. Box 909                                                 Mutual Funds (1996-present) and Phoenix-Seneca Funds
Sherborn, MA 01770                                           (2000-present). Director, Boston Edison Company (1978-present),
                                                             Landauer, Inc. (medical services) (1970-present), Tech
                                                             Ops./Sevcon, Inc. (electronic controllers) (1987-present), and
                                                             Mark IV Industries (diversified manufacturer) (1985-present).
                                                             Member, Directors Advisory Council, Phoenix Life Insurance
                                                             Company (1998-present). Director, Phoenix Life Insurance Company
                                                             (1972-1998).

Richard E. Segerson (55)             Trustee                 Managing Director, Northway Management Company (1998-present).
102 Valley Road                                              Director/Trustee, Phoenix Funds (1993-present). Trustee,
New Canaan, CT 07840                                         Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
                                                             Mutual Funds (1996-present) and Phoenix-Seneca Funds
                                                             (2000-present). Managing Director, Mullin Associates (1993-1998)

Lowell P. Weicker, Jr. (70)          Trustee                 Trustee/Director, Phoenix Funds (1995-present). Trustee,
200 Duke Avenue                                              Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
Alexandria, VA 22314                                         Mutual Funds (1996-present) and Phoenix-Seneca Funds
                                                             (2000-present). Director, UST Inc. (1995-present), HPSC Inc.
                                                             (1995-present) Burroughs Wellcome Fund (1996-present) and
                                                             Compuware (1996-present). Visiting Professor, University of
                                                             Virginia (1997-present). Director, Duty Free International, Inc.
                                                             (1997). Chairman, Dresing, Lierman, Weicker (1995-1996). Governor
                                                             of the State of Connecticut (1991-1995).

Michael E. Haylon (42)               Executive               Director and Executive Vice President, Investments, Phoenix
                                     Vice                    Investment Partners, Ltd. (1995-present). Director (1994-present),
                                     President               President (1995-present), Executive Vice President (1994-1995),
                                                             Vice President (1991-1994), Phoenix Investment Counsel, Inc.
                                                             Director, Phoenix Equity Planning Corporation (1995-present).
                                                             Executive Vice President, Phoenix Funds (1993-present) and
                                                             Phoenix-Aberdeen Series Fund (1996-present). Executive Vice
                                                             President (1997-present), Vice President (1996-1997), Phoenix Duff
                                                             & Phelps Institutional Mutual Funds.

William R. Moyer (55)                Executive               Executive Vice President and Chief Financial Officer
                                     Vice                    (1999-present), Senior Vice President and Chief Financial Officer
                                     President               (1995-1999), Phoenix Investment Partners, Ltd. (1995-present).
                                                             Senior Vice President (1990-present), Chief Financial Officer
                                                             (1996-present), Finance (until 1996), and Treasurer (1998-present and 1994-1996), Phoenix Equity Planning Corporation. Director
                                                             (1998-present), Senior Vice President (1990-present), Chief
                                                             Financial Officer (1996-present) and Treasurer (1994-present),
                                                             Phoenix Investment Counsel, Inc. Treasurer (1999-present), Vice
                                                             President and Chief Financial Officer, Duff & Phelps Investment
                                                             Management Co. (1996-1999). Executive Vice President,
                                                             (2000-present),Vice President, (1990-2000), Phoenix Funds, Phoenix
                                                             Duff & Phelps Institutional Mutual Funds (1996-present) and
                                                             Phoenix Aberdeen Series Fund (1996-present). Executive Vice
                                                             President, Phoenix-Seneca Funds (2000-present). Vice President,
                                                             Investment Products Finance, Phoenix Home Life Mutual Insurance
                                                             Company (1990-1995). Senior Vice President, Chief Financial
                                                             Officer, W.S. Griffith & Co., Inc. (1992-1995) and Townsend
                                                             Financial Advisers, Inc. (1993-1995).



                                     POSITIONS HELD                               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH THE FUND                                DURING THE PAST 5 YEARS
---------------------                -------------                                -----------------------


John F. Sharry (49)                  Executive             President, Retail Division (1999-present), Executive Vice
                                     Vice                  President, Retail Division (1997-1999), Phoenix Investment
                                     President             Partners, Ltd. Managing Director, Retail Distribution, Phoenix
                                                           Equity Planning Corporation (1995-present). Executive Vice
                                                           President, Phoenix Funds (1998-present), Phoenix-Aberdeen
                                                           Series Funds (1998-present) and Phoenix-Seneca Funds
                                                           (2000-present).

 James D. Wehr (44)                  Senior                Senior Vice President (1998-present), Managing Director, Fixed
                                     Vice                  Income (1996-1998), Vice President (1991-1996), Phoenix Investment
                                     President             Counsel, Inc. Senior Vice President (1997-present), Vice President
                                                           (1988-1997), Phoenix Multi-Portfolio Fund; Senior Vice President
                                                           (1997-present), Vice President (1990-1997), Phoenix Series Fund;
                                                           Senior Vice President (1997-present), Vice President
                                                           (1993-1997),Phoenix-Goodwin California Tax Exempt Bond Fund, and
                                                           Senior Vice President (1997-present), Vice President (1996-1997),
                                                           Phoenix Duff & Phelps Institutional Mutual Funds. Senior Vice President,
                                                           Phoenix-Goodwin Multi-Sector Fixed Income Fund, Phoenix-Goodwin
                                                           Multi-Sector Short Term Bond Fund, Phoenix-Oakhurst Income & Growth
                                                           Fund and Phoenix-Oakhurst Strategic Allocation Fund (1997-present).
                                                           Managing Director, Public Fixed Income, Phoenix Home Life Insurance
                                                           Company (1991-1995).

 David L. Albrycht (40)              Vice                  Managing Director, Fixed Income (1996-present) and Vice President
                                     President             (1995-1996), Phoenix Investment Counsel, Inc. Vice President, Phoenix
                                                           Multi-Portfolio Fund (1993-present), Phoenix-Goodwin Multi-Sector Short
                                                           Term Bond Fund (1993-present), Phoenix-Goodwin Multi-Sector Fixed Income
                                                           Fund, (1994-present), and Phoenix Series Fund (1997-present).

 Steven L. Colton (42)               Vice                  Managing Director, Value Equities, Phoenix Investment Counsel,
                                     President             Inc. (1997-present). Vice President, The Phoenix Edge Series Fund,
                                                           Phoenix Series Fund (1997-present) and Phoenix-Oakhurst Income &
                                                           Growth Fund (1998-present). Vice President/Senior Portfolio
                                                           Manager, American Century Investment Management (1987-1997).
                                                           Portfolio Manager, American Century/Benham Income & Growth Fund
                                                           (1990-1997). Portfolio Manager, American Century/Benham Equity
                                                           Growth Fund (1991-1996). Portfolio Manager, American
                                                           Century/Benham Utilities Income Fund (1993-1997).

 Robert Driessen (53)                Vice President        Vice President and Compliance Officer, Phoenix Investment
                                     and Assistant         Partners, Ltd. (1999-present) and Phoenix Investment Counsel, Inc.
                                     Secretary             (1999-present). Vice President, Phoenix Funds, Phoenix-Aberdeen
                                                           Series Fund, Phoenix Duff & Phelps Institutional Mutual Funds
                                                           (1999-present) and Phoenix-Seneca Funds (2000-present). Compliance
                                                           Officer (2000-present) and Associate Compliance Officer (1999),
                                                           PXP Securities Corporation. Vice President, Risk Management
                                                           Liaison, Bank of America (1996-1999). Vice President, Securities
                                                           Compliance, The Prudential Insurance Company of America
                                                           (1993-1996). Branch Chief/Financial Analyst, Securities and
                                                           Exchange Commission, Division of Investment Management (1972-1993).




                                     POSITIONS HELD                               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH THE FUND                                DURING THE PAST 5 YEARS
---------------------                -------------                                -----------------------


Nancy G. Curtiss (48)                 Treasurer              Treasurer, Phoenix Funds (1994-present), Phoenix Duff & Phelps
                                                             Institutional Mutual Funds (1996-present), Phoenix-Aberdeen Series
                                                             Fund (1996-present), Vice President, Fund Accounting (1994-2000)
                                                             and Treasurer (1996-2000), Phoenix Equity Planning Corporation and
                                                             Phoenix-Seneca Funds (2000-present).

G. Jeffrey Bohne (53)                Secretary               Vice President and General Manager, Phoenix Home Life Mutual
101 Munson Street                                            Insurance Co. (1993-present). Vice President, Transfer Agent
Greenfield, MA 01301                                         Operations (1993-1996), Senior Vice President (1999-present), Vice
                                                             President (1996-1999), Mutual Fund Customer Service, Phoenix
                                                             Equity Planning Corporation. Secretary/Clerk, Phoenix Funds
                                                             (1993-present), Phoenix Duff & Phelps Institutional Mutual Funds
                                                             (1996-present),Phoenix-Aberdeen Series Fund (1996-present) and
                                                             Phoenix-Seneca Funds (2000-present).

-------------
   *Indicates that the Trustee is an "interested person" of the Fund within the meaning of the definition set forth in Sections 2(a)(19) of the Investment Company Act of 1940.


   For services rendered to the Fund for the fiscal year ended April 30, 2001, the Trustees received aggregate remuneration of $22,320. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $25,000 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Costs are allocated equally to each of the Funds within the Fund Complex. The foregoing fees do not include reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Adviser who are not interested persons are compensated for their services by the Adviser and receive no compensation from the Fund.


   For the Fund's last fiscal year, the Trustees received the following compensation:


                                                                                                                TOTAL
                                                                                                            COMPENSATION
                                                           PENSION OR                                      FROM FUND AND
                                   AGGREGATE           RETIREMENT BENEFITS           ESTIMATED              FUND COMPLEX
                                  COMPENSATION           ACCRUED AS PART          ANNUAL BENEFITS            (30 FUNDS)
         NAME                      FROM FUND            OF FUND EXPENSES          UPON RETIREMENT         PAID TO TRUSTEES
---------------------              ---------            ----------------          ---------------         ----------------
Robert Chesek                         $2,050                                                                   $58,300
E. Virgil Conway+                     $2,620                                                                   $74,620
Harry Dalzell-Payne+                  $2,270                                                                   $64,770
Francis E. Jeffries                   $1,900*                                                                  $53,900
Leroy Keith, Jr.                      $2,050                   None                     None                   $58,300
Philip R. McLoughlin+                 $    0                 for any                  for any                  $     0
Everett L. Morris+                    $2,620*                Trustee                  Trustee                  $74,620
James M. Oates+                       $2,220                                                                   $63,220
Herbert Roth, Jr.+                    $1,790                                                                   $51,040
Richard E. Segerson                   $2,400*                                                                  $68,400
Lowell P. Weicker, Jr.                $2,400                                                                   $67,400

----------------------


  *This compensation (and the earnings thereon) will be deferred pursuant to the Directors' Deferred Compensation Plan. At June 30, 2001, the total amount of deferred compensation (including interest and other accumulations earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris, Roth and Segerson was $360,809.78, $178,887.87, $147,140.22 and $139,554.36,
   respectively. At present, by agreement among the Fund, the Distributor and the electing trustee, trustee fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.


  +Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.

   On August 2, 2001, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.

PRINCIPAL SHAREHOLDERS
   The following table set forth information as of August 2, 2001 with respect to each person who owns of record, or is known by the Fund to own of record, or beneficially own 5% or more of any Class of the Fund's equity securities.




NAME OF SHAREHOLDER                      FUND AND CLASS                 PERCENTAGE OF THE CLASS         NUMBER OF SHARES
-------------------                      --------------                 -----------------------         ----------------
Donaldson Lufkin Jenrette                  Class C                            16.49%                       13,150.368
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-2052

Donaldson Lufkin Jenrette                  Class C                             7.25%                        5,777.899
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-2052
Phoenix Equity Planning                    Class C                            14.43%                       11,509.727
 Corporation
Attn: Corp. Acctng. Dept.
C/O Gene Charon, Controller
56 Prospect Street, 1CP8
Hartford, CT 06103-2818

Resources Trust Co.                        Class C                             6.77%                        5,397.148
Cust. UA IRA
FOB Lucia J. Carpenter Dean
P.O. Box 5900
Denver, CO  80217-5900

State Street Bank & Trust Co               Class C                             6.68%                        5,324.804
C/F Cedar Falls Schools 403B
FBO Mervetta Zischke
414 W. Seerley Blvd.
Cedar Falls, IA  50613-3946

PaineWebber for the benefit of             Class C                             5.28%                        4,212.656
Robert Britten and M. Evelyn
 Britten
NE 9331, N. Shore Road
Belfair, WA  98528-8700

MLPF&S for the Sole                        Class B                             7.42%                      956,314.034
Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Dr. E 3rd Fl.
Jacksonville, FL  32246-6484


                             ADDITIONAL INFORMATION


CAPITAL STOCK

   The Fund was originally organized under Massachusetts law in 1986 as a business trust. On August 29, 1986, the Fund purchased all of the assets and assumed all of the liabilities of the Total Income Series of National Securities Funds. National Securities Funds, as such, had been in existence since 1940. The Fund is continuing the business of the Total Income Series. On December 15, 1989, the Fund purchased all of the assets and assumed all of the liabilities of the National Premium Income Fund. On June 30, 1993, the Trustees voted to change the name of the Fund to "Phoenix Income and Growth Fund" to reflect the purchase of the former adviser by Phoenix Life Insurance Company and the affiliation with the other Phoenix Funds. On August 25, 1999, the Trustees voted to change the name of the fund to "Phoenix-Oakhurst Income & Growth Fund." The Fund was reorganized as a Delaware business trust in August 2000.


   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in one Fund which has different classes. Holders of shares of the Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to the Fund. Shareholders vote on the election of Trustees. On matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of the Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to the Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of the Fund or class. The underlying assets of the Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

FINANCIAL STATEMENTS

   The Financial Statements for the Fund's fiscal year ended April 30, 2001, appearing in the Fund's 2001 Annual Report to Shareholders, are incorporated herein by reference.


REPORTS TO SHAREHOLDERS
   The fiscal year of the Fund ends on April 30th. The Fund will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the Fund's independent accountants, will be sent to shareholders each year, and is available without charge upon request.

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, has been selected independent accountants for the Fund. PricewaterhouseCoopers LLP audits the Fund's annual financial statements and expresses an opinion thereon.

CUSTODIAN AND TRANSFER AGENT
   State Street Bank and Trust Company ("State Street"), P.O. Box 351, Boston, MA 02101, serves as custodian of the Fund's assets.


   Equity Planning, 56 Prospect street, P.O. Box 150480, Hartford, CT 06115-0480, acts as Transfer Agent for the Fund (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $17.95 for each designated shareholder account plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.

                                    APPENDIX

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC-Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D-Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S INVESTORS SERVICE, INC.

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa-Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protective nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 and Baa1.

Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

Phoenix-Oakhurst Income & Growth Fund

                         INVESTMENTS AT APRIL 30, 2001

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (Unaudited)   (000)      VALUE
                                           -----------  -------  ------------
AGENCY MORTGAGE-BACKED
SECURITIES--4.0%
GNMA 6.50%, '23-'28......................         AAA   $23,665  $ 23,559,414
- -----------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $23,324,233)                                      23,559,414
- -----------------------------------------------------------------------------
MUNICIPAL BONDS--6.4%
CALIFORNIA--2.1%
Kern County Pension Obligation Revenue
Taxable 7.26%, 8/15/14...................         AAA     1,500     1,595,055

Long Beach Pension Obligation Taxable
6.87%, 9/1/06............................         AAA     2,750     2,895,337
Oakland Pension Obligation Taxable
Revenue Series A 6.91%, 12/15/07.........         AAA     1,885     1,995,876

Pasadena Pension Funding Revenue Taxable
Series A 7.15%, 5/15/11..................         AAA     1,000     1,057,690

San Bernardino County Pension Obligation
Revenue Taxable 6.87%, 8/1/08............         AAA     1,335     1,402,124

Sonoma County Pension Obligation Revenue
Taxable 6.625%, 6/1/13...................         AAA     2,100     2,123,352

Ventura County Pension Obligation Taxable
6.54%, 11/1/05...........................         AAA     1,325     1,383,936
                                                                 ------------
                                                                   12,453,370
                                                                 ------------
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (Unaudited)   (000)      VALUE
                                           -----------  -------  ------------

FLORIDA--0.5%
Tampa Solid Waste System Revenue Taxable
Series A 6.23%, 10/1/05..................         AAA   $ 2,820  $  2,858,042

ILLINOIS--0.6%
Illinois Educational Facilities
Authority-Loyola University Revenue
Taxable Series A 7.84%, 7/1/24...........         AAA     3,410     3,485,361

MASSACHUSETTS--0.3%
Massachusetts Port Authority Revenue
Taxable Series C 6.05%, 7/1/02...........         AA-     1,575     1,596,483

NEW JERSEY--0.3%
New Jersey Sports & Exposition Authority
Revenue Taxable Series A 6.75%, 3/1/10...         AAA     1,780     1,814,461

OREGON--0.4%
Multnomah County Pension Obligation
Revenue Taxable 7.20%, 6/1/10............       Aaa(c)    2,590     2,718,878

PENNSYLVANIA--1.2%
Philadelphia Authority For Industrial
Development Pension Funding Retirement
Systems Revenue Taxable Series A 5.69%,
4/15/07..................................         AAA     3,000     2,974,500

Pittsburgh Pension Obligation Taxable
Series C 6.50%, 3/1/17...................         AAA     4,250     4,100,442
                                                                 ------------
                                                                    7,074,942
                                                                 ------------

6                      See Notes to Financial Statements

Phoenix-Oakhurst Income & Growth Fund

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (Unaudited)   (000)      VALUE
                                           -----------  -------  ------------
TEXAS--1.0%
Dallas-Fort Worth International Airport
Revenue Taxable 6.40%, 11/1/06...........         AAA   $ 4,415  $  4,527,671

Dallas-Fort Worth International Airport
Revenue Taxable 6.40%, 11/1/07...........         AAA     1,200     1,221,852
                                                                 ------------
                                                                    5,749,523
                                                                 ------------
- -----------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $37,085,031)                                      37,751,060
- -----------------------------------------------------------------------------
ASSET-BACKED SECURITIES--3.9%
Associates Manufactured Housing Pass
Through 97-2, A6 7.075%, 3/15/28.........         AAA     1,500     1,497,495

Capita Equipment Receivables Trust 97-1,
B 6.45%, 8/15/02.........................          A+     3,500     3,537,187
Discover Card Master Trust I 98-6, A
5.85%, 1/17/06...........................         AAA     1,250     1,270,086

Ford Credit Auto Owner Trust 98-C, B
6.06%, 2/15/03...........................          AA     4,000     4,035,796

Green Tree Financial Corp. 96-2, M1
7.60%, 4/15/27...........................         AA-     3,325     3,339,691
Green Tree Financial Corp. 96-7, M1
7.70%, 10/15/27..........................         AA-     1,500     1,521,562

Premier Auto Trust 98-3, B 6.14%,
9/8/04...................................          A+     2,500     2,534,292

WFS Financial Ownership Trust 00-C, A3
7.07%, 2/20/05...........................         AAA     5,500     5,672,313
- -----------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $23,318,664)                                      23,408,422
- -----------------------------------------------------------------------------
CORPORATE BONDS--6.5%

AIRLINES--0.2%
Northwest Airlines Corp. Series 2000-1
Class G 8.072%, 10/1/19..................         AAA       995     1,091,053

BANKS (MAJOR REGIONAL)--0.6%
U.S. Bank of Minnesota N.A. 6.30%,
7/15/08..................................           A     1,500     1,485,600

Wachovia Corp. 5.625%, 12/15/08..........           A     2,500     2,331,160
                                                                 ------------
                                                                    3,816,760
                                                                 ------------
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (Unaudited)   (000)      VALUE
                                           -----------  -------  ------------

BROADCASTING (TELEVISION, RADIO & CABLE)--0.6%
Charter Communications Holdings LLC
8.625%, 4/1/09...........................          B+   $ 1,900  $  1,857,250

CSC Holdings, Inc. 7.625%, 7/15/18.......         BB+     2,000     1,797,196
                                                                 ------------
                                                                    3,654,446
                                                                 ------------

CHEMICALS (SPECIALTY)--0.2%
Methanex Corp. 7.75%, 8/15/05............        BBB-     1,000       980,000

COMMUNICATIONS EQUIPMENT--0.6%
Metromedia Fiber Network, Inc. Series B
10%, 11/15/08............................          B+     2,000     1,305,000

Spectrasite Holdings, Inc. Series B 0%,
3/15/10(d)...............................          B-     2,250     1,125,000

Williams Communications Group, Inc.
10.875%, 10/1/09.........................          B+     2,000       890,000
                                                                 ------------
                                                                    3,320,000
                                                                 ------------

COMPUTERS (SOFTWARE & SERVICES)--0.5%
Computer Associates International, Inc.
Series B 6.375%, 4/15/05.................        BBB+     2,350     2,264,660

Exodus Communications, Inc. 11.625%,
7/15/10..................................           B     1,000       795,000
                                                                 ------------
                                                                    3,059,660
                                                                 ------------

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.3%
Ameristar Casinos, Inc. 144A 10.75%,
2/15/09(b)...............................          B-     1,000     1,030,000

MGM Mirage, Inc. 9.75%, 6/1/07...........         BB+       550       588,500
                                                                 ------------
                                                                    1,618,500
                                                                 ------------

HEALTH CARE (HOSPITAL MANAGEMENT)--0.4%
Tenet Healthcare Corp. 8%, 1/15/05.......         BB+     2,500     2,600,000

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.5%
Boston Scientific Corp. 6.625%,
3/15/05..................................         BBB     2,425     2,265,610

Fresenius Medical Capital Trust I 9%,
12/1/06..................................          B+       600       606,000
                                                                 ------------
                                                                    2,871,610
                                                                 ------------

HEALTH CARE (SPECIALIZED SERVICES)--0.4%
Healthsouth Corp. 10.75%, 10/1/08........         BB+     2,000     2,153,318

                       See Notes to Financial Statements                       7

Phoenix-Oakhurst Income & Growth Fund

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (Unaudited)   (000)      VALUE
                                           -----------  -------  ------------
LEISURE TIME (PRODUCTS)--0.4%
Bally Total Fitness Holding Corp. Series
D 9.875%, 10/15/07.......................          B-   $ 2,500  $  2,468,750

MACHINERY (DIVERSIFIED)--0.1%
Terex Corp. 144A 10.375% 4/1/11(b).......           B       700       717,500

PAPER & FOREST PRODUCTS--0.4%
Buckeye Technologies, Inc. 8.50%,
12/15/05.................................         BB-     2,500     2,475,000

TELECOMMUNICATIONS (LONG DISTANCE)--0.7%
Level 3 Communications, Inc. 9.125%,
5/1/08...................................           B     2,565     1,667,250

Nextlink Communications, Inc. 10.75%,
11/15/08.................................           B     2,000     1,000,000

NTL Communications Corp. 11.875%,
10/1/10..................................           B     1,500     1,282,500
                                                                 ------------
                                                                    3,949,750
                                                                 ------------

TELEPHONE--0.4%
Century Telephone Enterprises, Inc.
Series F 6.30%, 1/15/08..................        BBB+     2,500     2,356,732

TRUCKS & PARTS--0.2%
Cummins Engine, Inc. 6.45%, 3/1/05.......        BBB+     1,250     1,185,556
- -----------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $42,996,316)                                      38,318,635
- -----------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED
SECURITIES--16.2%

DLJ Commercial Mortgage Corp. 98-CF2, A1B
6.24%, 11/12/31..........................       Aaa(c)    2,800     2,795,500

DLJ Commercial Mortgage Corp. 99-CG1, A1B
6.46%, 1/10/09...........................       Aaa(c)    2,000     2,019,674

DLJ Mortgage Acceptance Corp. 96-CF1, A1B
7.58%, 2/12/06...........................         AAA     4,400     4,689,485

First Union - Lehman Brothers - Bank of
America 98-C2, D 6.778%, 3/18/13.........         BBB     5,500     5,171,428
First Union - Lehman Brothers Commercial
Mortgage 97-C1, B 7.43%, 4/18/07.........        Aa(c)    2,500     2,597,462

First Union Commercial Mortgage Trust
99-C1, A2 6.07%, 10/15/08................         AAA     1,800     1,772,156
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (Unaudited)   (000)      VALUE
                                           -----------  -------  ------------

Fleet Credit Card Master Trust II,
2000-C, A 7.02%, 2/15/08.................         AAA   $ 5,000  $  5,239,595

G.E. Capital Mortgage Services, Inc.
94-9, M 6.50%, 2/25/24...................         AA+     9,911     9,718,405

G.E. Capital Mortgage Services, Inc.
96-4, A5 7%, 3/25/26.....................         AAA     8,369     8,290,803

G.E. Capital Mortgage Services, Inc.
96-8, 1M 7.25%, 5/25/26..................          AA       469       469,442

GMAC Commercial Mortgage Securities, Inc.
97-C2, B 6.703%, 12/15/07................        Aa(c)    7,000     7,079,296

LB Commercial Conduit Mortgage Trust
98-C4, A1B 6.21%, 10/15/08...............         AAA     5,000     4,960,489

LB Commercial Conduit Mortgage Trust
99-C2, A2 7.325%, 9/15/09................       Aaa(c)    2,000     2,097,500

Lehman Large Loan 97-LLI, B 6.95%,
3/12/07..................................         AA+     4,340     4,462,478

Nationslink Funding Corp. 96-1, B 7.69%,
12/20/05.................................          AA     1,500     1,557,656

Norwest Asset Securities Corp. 99-13, B1
6.75%, 5/25/29...........................        AA(c)    9,004     8,763,760

Prudential Home Mortgage Securities
94-15, M 6.80%, 5/25/24..................       Aaa(c)    7,449     7,401,554

Residential Funding Mortgage Securities I
96-S1, A11 7.10%, 1/25/26................         AAA     2,749     2,753,337

Residential Funding Mortgage Securities I
96-S4, M1 7.25%, 2/25/26.................         AA+     3,671     3,684,700

Securitized Asset Sales, Inc. 93-J, 2B
6.808%, 11/28/23.........................       AAA(c)    8,569     8,463,386

Structured Asset Securities Corp. 00-C2,
L 6.80%, 3/20/03(d)......................         BB+     2,220     2,125,328
- -----------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $95,006,937)                                      96,113,434
- -----------------------------------------------------------------------------

8                      See Notes to Financial Statements

Phoenix-Oakhurst Income & Growth Fund

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (Unaudited)   (000)      VALUE
                                           -----------  -------  ------------
FOREIGN GOVERNMENT SECURITIES--7.0%
BRAZIL--0.1%
Republic of Brazil C Bond 8%, 4/15/14....         BB-   $   924  $    696,131

BULGARIA--0.7%
Republic of Bulgaria IAB PDI Euro 6.613%,
7/28/11(d)...............................          B+     1,000       746,875

Republic of Bulgaria FLIRB Bearer Series
A 3%, 7/28/12(d).........................          B+     4,205     3,187,916
                                                                 ------------
                                                                    3,934,791
                                                                 ------------

CHILE--0.2%
Republic of Chile 6.875%, 4/28/09........          A-     1,150     1,147,125

COSTA RICA--0.7%
Republic of Costa Rica 144A 9.335%,
5/15/09(b)...............................          BB     3,185     3,328,325
Republic of Costa Rica 144A 9.995%,
8/1/20(b)................................          BB     1,000     1,072,500
                                                                 ------------
                                                                    4,400,825
                                                                 ------------

CROATIA--0.9%
Croatia Series A 6.25%, 7/31/10(d).......        BBB-     3,713     3,583,467
Croatia Series B 6.25%, 7/31/06(d).......        BBB-     1,845     1,801,060
                                                                 ------------
                                                                    5,384,527
                                                                 ------------
EL SALVADOR--0.4%
Republic of El Salvador 144A 9.50%,
8/15/06(b)...............................         BB+     2,500     2,668,750

MEXICO--1.7%
United Mexican States Global Bond 8.375%
1/14/11..................................         BB+     1,850     1,837,513

United Mexican States Global Bond 8.125%,
12/30/19.................................         BB+     8,750     7,971,250
                                                                 ------------
                                                                    9,808,763
                                                                 ------------

PANAMA--1.0%
Republic of Panama 8.875%, 9/30/27.......         BB+     3,000     2,671,500
Republic of Panama 9.375%, 4/1/29........         BB+     2,000     2,035,000
Republic of Panama 9.625% 2/8/11.........         BB+     1,000     1,018,000
                                                                 ------------
                                                                    5,724,500
                                                                 ------------

POLAND--1.2%
Poland Bearer PDI 6%, 10/27/14(d)........        BBB+     3,130     3,069,356
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (Unaudited)   (000)      VALUE
                                           -----------  -------  ------------
POLAND--CONTINUED
Poland Registered PDI 6%, 10/27/14(d)....        BBB+   $ 4,000  $  3,922,500
                                                                 ------------
                                                                    6,991,856
                                                                 ------------

VENEZUELA--0.1%
Republic of Venezuela DCB Series DL
7.375%, 12/18/07(d)......................           B       667       564,994
- -----------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $39,727,077)                                      41,322,262
- -----------------------------------------------------------------------------
FOREIGN CORPORATE BONDS--1.9%

BERMUDA--0.3%
Global Crossing Holdings Ltd. 9.125%,
11/15/06.................................          BB     1,935     1,847,925

CAYMAN ISLANDS--0.4%
Pemex Finance Ltd. 7.33%, 5/15/12........         AAA     1,000     1,044,670
Triton Energy Ltd. 8.875%, 10/1/07.......         BB-     1,450     1,515,250
                                                                 ------------
                                                                    2,559,920
                                                                 ------------

CHILE--0.4%
Compania Sud Americana de Vapores SA RegS
7.375%, 12/8/03..........................         BBB       610       619,150

Petropower I Funding Trust 144A 7.36%,
2/15/14(b)...............................         BBB     2,128     1,957,556
                                                                 ------------
                                                                    2,576,706
                                                                 ------------

ISRAEL--0.2%
Partner Communications Series DTC 13%,
8/15/10..................................          B-     1,000       892,500

MEXICO--0.1%
Telefonos de Mexico SA 144A 8.25%,
1/26/06(b)...............................         BB+       500       505,500

NETHERLANDS--0.5%
Deutsche Telekom International Finance BV
8%, 6/15/10(d)...........................          A-     1,875     1,918,532

Koninklijke KPN NV 8%, 10/1/10...........        BBB+     1,260     1,224,808
                                                                 ------------
                                                                    3,143,340
                                                                 ------------
- -----------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $11,676,063)                                      11,525,891
- -----------------------------------------------------------------------------

                       See Notes to Financial Statements                       9

Phoenix-Oakhurst Income & Growth Fund

                                               SHARES      VALUE
                                               -------  ------------
COMMON STOCKS--49.3%

AEROSPACE/DEFENSE--1.1%
Boeing Co. (The).........................       34,800  $  2,150,640
General Dynamics Corp....................       37,400     2,882,792
Northrop Grumman Corp....................       17,700     1,597,425
                                                        ------------
                                                           6,630,857
                                                        ------------

AIRLINES--0.2%
Delta Air Lines, Inc.....................       13,600       598,808
Southwest Airlines Co....................       41,550       756,625
                                                        ------------
                                                           1,355,433
                                                        ------------

ALUMINUM--0.3%
Alcoa, Inc...............................       35,900     1,486,260
AUTO PARTS & EQUIPMENT--0.1%
Visteon Corp.............................       37,800       624,834

AUTOMOBILES--0.6%
Ford Motor Co............................      118,600     3,496,328

BANKS (MAJOR REGIONAL)--1.3%
Bank of New York Co., Inc. (The).........        5,800       291,160
Comerica, Inc............................       32,400     1,666,332
FleetBoston Financial Corp...............      100,100     3,840,837
SunTrust Banks, Inc......................       16,700     1,060,450
U.S. Bancorp.............................       42,000       889,560
                                                        ------------
                                                           7,748,339
                                                        ------------

BANKS (MONEY CENTER)--0.4%
Bank of America Corp.....................       41,200     2,307,200

BANKS (REGIONAL)--0.2%
Silicon Valley Bancshares(e).............       33,200       831,992
Zions Bancorporation.....................       11,400       607,506
                                                        ------------
                                                           1,439,498
                                                        ------------

BEVERAGES (NON-ALCOHOLIC)--0.7%
Coca-Cola Co. (The)......................       24,000     1,108,560
PepsiCo., Inc............................       64,400     2,821,364
                                                        ------------
                                                           3,929,924
                                                        ------------

BIOTECHNOLOGY--0.2%
Amgen, Inc.(e)...........................       16,400     1,002,696
BROADCASTING (TELEVISION, RADIO & CABLE)--0.1%
Clear Channel Communications, Inc.(e)....        9,900       552,420

CHEMICALS--0.6%
Air Products & Chemicals, Inc............        9,400       404,106

                                               SHARES      VALUE
                                               -------  ------------
CHEMICALS--CONTINUED
Dow Chemical Co. (The)...................       30,400  $  1,016,880
Du Pont (E.I.) de Nemours & Co...........       51,100     2,309,209
                                                        ------------
                                                           3,730,195
                                                        ------------

COMMUNICATIONS EQUIPMENT--1.1%
Comverse Technology, Inc.(e).............       16,800     1,150,800
Corning, Inc.............................       27,000       593,190
Harris Corp..............................       32,300       928,625
JDS Uniphase Corp.(e)....................       17,400       372,186
Motorola, Inc............................       74,000     1,150,700
QUALCOMM, Inc.(e)........................       19,200     1,101,312
Scientific-Atlanta, Inc..................       17,800     1,027,594
Tellabs, Inc.(e).........................        5,100       179,061
                                                        ------------
                                                           6,503,468
                                                        ------------

COMPUTERS (HARDWARE)--1.9%
Compaq Computer Corp.....................       49,000       857,500
Dell Computer Corp.(e)...................       47,400     1,243,776
Gateway, Inc.(e).........................       24,500       465,500
Hewlett-Packard Co.......................       62,000     1,762,660
International Business Machines Corp.....       51,400     5,918,196
Sun Microsystems, Inc.(e)................       70,200     1,201,824
                                                        ------------
                                                          11,449,456
                                                        ------------

COMPUTERS (NETWORKING)--0.5%
Cisco Systems, Inc.(e)...................      165,400     2,808,492

COMPUTERS (PERIPHERALS)--0.3%
EMC Corp.(e).............................       50,200     1,987,920

COMPUTERS (SOFTWARE & SERVICES)--2.5%
Adobe Systems, Inc.......................       10,800       485,136
Microsoft Corp.(e).......................      138,100     9,356,275
Oracle Corp.(e)..........................      129,800     2,097,568
Siebel Systems, Inc. (e).................        8,600       391,988
Symantec Corp.(e)........................        6,800       440,708
VeriSign, Inc.(e)........................       18,300       938,424
VERITAS Software Corp.(e)................       16,100       959,721
                                                        ------------
                                                          14,669,820
                                                        ------------

CONSUMER FINANCE--0.2%
MBNA Corp................................       16,600       591,790
PMI Group, Inc. (The)....................        7,300       469,390
Providian Financial Corp.................        5,400       287,820
                                                        ------------
                                                           1,349,000
                                                        ------------

CONTAINERS (METAL & GLASS)--0.1%
Ball Corp................................        7,600       349,600

10                     See Notes to Financial Statements

Phoenix-Oakhurst Income & Growth Fund

                                               SHARES      VALUE
                                               -------  ------------
DISTRIBUTORS (FOOD & HEALTH)--0.5%
AmeriSource Health Corp. Class A(e)......        7,700  $    415,800
Cardinal Health, Inc.....................       10,500       707,700
SYSCO Corp...............................       56,400     1,585,968
                                                        ------------
                                                           2,709,468
                                                        ------------
ELECTRIC COMPANIES--1.4%
ALLETE...................................       21,000       511,770
DTE Energy Co............................        6,800       285,056
Edison International(e)..................        7,600        74,860
Energy East Corp.........................       62,000     1,249,300
Entergy Corp.............................       39,000     1,579,500
Exelon Corp..............................        9,700       669,785
PG&E Corp.(e)............................        9,300        83,421
Public Service Enterprise Group, Inc.....        7,700       357,588
Reliant Energy, Inc......................       12,100       599,555
TXU Corp.................................       20,700       909,972
UtiliCorp United, Inc....................       59,400     2,096,820
                                                        ------------
                                                           8,417,627
                                                        ------------

ELECTRICAL EQUIPMENT--2.4%
AVX Corp.................................       23,600       437,544
General Electric Co......................      252,800    12,268,384
Sanmina Corp.(e).........................       14,500       422,675
Solectron Corp.(e).......................       20,400       519,180
Vishay Intertechnology, Inc.(e)..........       19,100       476,545
                                                        ------------
                                                          14,124,328
                                                        ------------

ELECTRONICS (SEMICONDUCTORS)--1.7%
Advanced Micro Devices, Inc.(e)..........       14,000       434,000
Analog Devices, Inc.(e)..................       12,400       586,644
Cypress Semiconductor Corp.(e)...........       14,500       327,700
Integrated Device Technology, Inc.(e)....        7,400       289,858
Intel Corp...............................      167,200     5,168,152
International Rectifier Corp.(e).........        6,700       371,850
Micron Technology, Inc.(e)...............       13,900       630,782
National Semiconductor Corp.(e)..........       14,400       414,720
Texas Instruments, Inc...................       42,800     1,656,360
                                                        ------------
                                                           9,880,066
                                                        ------------

ENGINEERING & CONSTRUCTION--0.0%
Quanta Services, Inc.(e).................        5,400       138,726
ENTERTAINMENT--1.3%
AOL-Time Warner, Inc.(e).................      103,900     5,246,950
Viacom, Inc. Class B(e)..................       20,200     1,051,612
Walt Disney Co. (The)....................       51,200     1,548,800
                                                        ------------
                                                           7,847,362
                                                        ------------

                                               SHARES      VALUE
                                               -------  ------------

EQUIPMENT (SEMICONDUCTORS)--0.5%
Applied Materials, Inc.(e)...............       22,400  $  1,223,040
KLA-Tencor Corp.(e)......................        7,400       406,704
Lam Research Corp.(e)....................       23,000       680,800
Novellus Systems, Inc.(e)................        7,300       402,595
                                                        ------------
                                                           2,713,139
                                                        ------------

FINANCIAL (DIVERSIFIED)--4.2%
Ambac Financial Group, Inc...............        8,250       443,933
American Express Co......................       34,600     1,468,424
Citigroup, Inc...........................      193,066     9,489,194
Fannie Mae...............................       32,400     2,600,424
J.P. Morgan Chase & Co...................      137,500     6,597,250
Morgan Stanley Dean Witter & Co..........       66,000     4,144,140
                                                        ------------
                                                          24,743,365
                                                        ------------

FOODS--0.5%
ConAgra Foods, Inc.......................       46,700       971,827
General Mills, Inc.......................       15,500       610,855
Kellogg Co...............................        9,000       229,500
McCormick & Co., Inc.....................       22,200       872,460
                                                        ------------
                                                           2,684,642
                                                        ------------

FOOTWEAR--0.0%
Timberland Co. (The) Class A(e)..........        4,900       241,668

HARDWARE & TOOLS--0.1%
Stanley Works, The.......................       13,500       489,375

HEALTH CARE (DIVERSIFIED)--1.8%
Abbott Laboratories......................       40,200     1,864,476
American Home Products Corp..............       33,000     1,905,750
Bristol-Myers Squibb Co..................       31,700     1,775,200
Johnson & Johnson........................       53,900     5,200,272
                                                        ------------
                                                          10,745,698
                                                        ------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--2.9%
Lilly (Eli) & Co.........................       29,600     2,516,000
Merck & Co., Inc.........................       59,200     4,497,424
Pfizer, Inc..............................      168,050     7,276,565
Pharmacia Corp...........................       17,731       926,622
Schering-Plough Corp.....................       55,800     2,150,532
                                                        ------------
                                                          17,367,143
                                                        ------------

HEALTH CARE (GENERIC AND OTHER)--0.1%
Medicis Pharmaceutical Corp. Class
A(e).....................................       13,900       690,830

HEALTH CARE (MANAGED CARE)--0.8%
CIGNA Corp...............................       10,300     1,099,010
Oxford Health Plans, Inc.(e).............       29,100       905,010

                       See Notes to Financial Statements                      11

Phoenix-Oakhurst Income & Growth Fund

                                               SHARES      VALUE
                                               -------  ------------
HEALTH CARE (MANAGED CARE)--CONTINUED
UnitedHealth Group, Inc..................       24,500  $  1,604,260
Wellpoint Health Networks, Inc.(e).......       10,400     1,021,800
                                                        ------------
                                                           4,630,080
                                                        ------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.1%
Beckman Coulter, Inc.....................       16,000       568,800
HOUSEHOLD PRODUCTS (NON-DURABLE)--0.6%
Clorox Co. (The).........................       19,200       611,136
Colgate-Palmolive Co.....................        5,800       323,930
Kimberly-Clark Corp......................       12,700       754,380
Procter & Gamble Co. (The)...............       34,500     2,071,725
                                                        ------------
                                                           3,761,171
                                                        ------------

HOUSEWARES--0.2%
Tupperware Corp..........................       66,300     1,459,926
INSURANCE (LIFE/HEALTH)--0.3%
Lincoln National Corp....................       35,400     1,634,064

INSURANCE (MULTI-LINE)--1.2%
American International Group, Inc........       68,200     5,578,760
Hartford Financial Services Group, Inc.
(The)....................................        2,100       130,410
Loews Corp...............................       23,200     1,563,912
                                                        ------------
                                                           7,273,082
                                                        ------------
INSURANCE (PROPERTY-CASUALTY)--0.1%
MGIC Investment Corp.....................        7,600       493,924
Radian Group, Inc........................        4,800       372,000
                                                        ------------
                                                             865,924
                                                        ------------

INSURANCE BROKERS--0.2%
Gallagher (Arthur J.) & Co...............       58,600     1,477,892

INVESTMENT BANKING/BROKERAGE--0.7%
Goldman Sachs Group, Inc. (The)..........       10,600       965,660
Lehman Brothers Holdings, Inc............       10,000       727,500
Merrill Lynch & Co., Inc.................       35,900     2,215,030
                                                        ------------
                                                           3,908,190
                                                        ------------

LODGING-HOTELS--0.2%
Marriott International, Inc. Class A.....       11,200       513,856
Starwood Hotels & Resorts Worldwide,
Inc......................................       18,900       682,101
                                                        ------------
                                                           1,195,957
                                                        ------------

MACHINERY (DIVERSIFIED)--0.2%
Dover Corp...............................       30,000     1,172,100

                                               SHARES      VALUE
                                               -------  ------------

MANUFACTURING (DIVERSIFIED)--1.8%
ITT Industries, Inc......................        9,200  $    405,444
Johnson Controls, Inc....................       14,600     1,057,040
Minnesota Mining and Manufacturing Co....        9,600     1,142,496
Parker-Hannifin Corp.....................       14,000       652,680
Textron, Inc.............................       13,600       721,072
Tyco International Ltd...................       61,800     3,298,266
United Technologies Corp.................       41,800     3,263,744
                                                        ------------
                                                          10,540,742
                                                        ------------

MANUFACTURING (SPECIALIZED)--0.0%
Millipore Corp...........................        2,900       166,315

NATURAL GAS--0.9%
Equitable Resources, Inc.................       31,100     2,488,000
NICOR, Inc...............................       17,000       666,230
Sempra Energy............................       69,300     1,917,531
                                                        ------------
                                                           5,071,761
                                                        ------------

OIL & GAS (DRILLING & EQUIPMENT)--0.0%
Schlumberger Ltd.........................        4,500       298,350

OIL & GAS (EXPLORATION & PRODUCTION)--0.7%
Apache Corp..............................       14,700       940,212
Kerr-McGee Corp..........................       26,000     1,862,900
Unocal Corp..............................       34,500     1,316,520
                                                        ------------
                                                           4,119,632
                                                        ------------

OIL & GAS (REFINING & MARKETING)--0.3%
Ultramar Diamond Shamrock Corp...........       40,600     1,831,466

OIL (DOMESTIC INTEGRATED)--0.9%
Amerada Hess Corp........................       12,800     1,120,000
Conoco, Inc. Class B.....................       21,800       663,156
Occidental Petroleum Corp................       97,300     2,930,676
Phillips Petroleum Co....................        9,800       584,080
                                                        ------------
                                                           5,297,912
                                                        ------------

OIL (INTERNATIONAL INTEGRATED)--1.8%
Chevron Corp.............................       18,700     1,805,672
Exxon Mobil Corp.........................       84,500     7,486,700
Texaco, Inc..............................       15,200     1,098,656
                                                        ------------
                                                          10,391,028
                                                        ------------

PAPER & FOREST PRODUCTS--0.1%
International Paper Co...................        9,800       383,964
Weyerhaeuser Co..........................        6,100       344,833
                                                        ------------
                                                             728,797
                                                        ------------

12                     See Notes to Financial Statements

Phoenix-Oakhurst Income & Growth Fund

                                               SHARES      VALUE
                                               -------  ------------
PERSONAL CARE--0.2%
Alberto-Culver Co. Class B...............       12,800  $    521,472
Estee Lauder Cos., Inc. (The) Class A....       16,800       667,800
                                                        ------------
                                                           1,189,272
                                                        ------------

PUBLISHING--0.0%
Reader's Digest Association, Inc. (The)
Class A..................................       10,600       293,090

PUBLISHING (NEWSPAPERS)--0.7%
Dow Jones & Co., Inc.....................        5,100       276,777
Gannett Co., Inc.........................       17,700     1,142,535
Knight-Ridder, Inc.......................       27,400     1,483,710
New York Times Co. (The) Class A.........       35,200     1,444,256
                                                        ------------
                                                           4,347,278
                                                        ------------
RAILROADS--0.1%
Union Pacific Corp.......................        7,600       432,364

RETAIL (BUILDING SUPPLIES)--0.5%
Home Depot, Inc. (The)...................       29,000     1,365,900
Lowe's Cos., Inc.........................       25,500     1,606,500
                                                        ------------
                                                           2,972,400
                                                        ------------

RETAIL (COMPUTERS & ELECTRONICS)--0.4%
Best Buy Co., Inc.(e)....................       12,000       660,600
RadioShack Corp..........................       12,600       385,938
Tech Data Corp.(e).......................       41,100     1,432,746
                                                        ------------
                                                           2,479,284
                                                        ------------
RETAIL (DEPARTMENT STORES)--0.4%
Federated Department Stores, Inc.(e).....       19,500       838,110
May Department Stores Co. (The)..........       22,400       834,400
Neiman Marcus Group, Inc. (The) Class
A(e).....................................       17,300       562,250
                                                        ------------
                                                           2,234,760
                                                        ------------
RETAIL (FOOD CHAINS)--0.2%
Safeway, Inc.(e).........................       17,300       939,390

RETAIL (GENERAL MERCHANDISE)--1.2%
BJ's Wholesale Club, Inc.(e).............        8,800       398,640
Costco Wholesale Corp.(e)................       14,000       489,020
Sears, Roebuck & Co......................       23,000       847,550
Target Corp..............................       22,700       872,815
Wal-Mart Stores, Inc.....................       85,600     4,428,944
                                                        ------------
                                                           7,036,969
                                                        ------------

RETAIL (SPECIALTY)--0.1%
Tiffany & Co.............................       10,000       324,200

                                               SHARES      VALUE
                                               -------  ------------
RETAIL (SPECIALTY)--CONTINUED
Zale Corp.(e)............................       13,800  $    460,368
                                                        ------------
                                                             784,568
                                                        ------------

RETAIL (SPECIALTY-APPAREL)--0.1%
Gap, Inc. (The)..........................       21,600       598,536

SERVICES (ADVERTISING/MARKETING)--0.2%
Interpublic Group of Cos., Inc. (The)....       17,000       577,150
Omnicom Group, Inc.......................        3,900       342,615
                                                        ------------
                                                             919,765
                                                        ------------

SERVICES (COMPUTER SYSTEMS)--0.3%
Computer Sciences Corp.(e)...............        9,100       324,233
Electronic Data Systems Corp.............       24,000     1,548,000
                                                        ------------
                                                           1,872,233
                                                        ------------

SERVICES (DATA PROCESSING)--0.2%
First Data Corp..........................       17,300     1,166,712

SERVICES (EMPLOYMENT)--0.1%
Manpower, Inc............................       15,100       488,485

SHIPPING--0.1%
Teekay Shipping Corp.....................       11,500       583,510

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.3%
AT&T Wireless Group(e)...................       21,900       440,190
Nextel Communications, Inc. Class A(e)...       22,400       364,000
Sprint Corp. (PCS Group)(e)..............       38,700       991,881
                                                        ------------
                                                           1,796,071
                                                        ------------

TELECOMMUNICATIONS (LONG DISTANCE)--0.3%
AT&T Corp................................       53,300     1,187,524
Sprint Corp. (FON Group).................       23,500       502,430
                                                        ------------
                                                           1,689,954
                                                        ------------

TELEPHONE--1.9%
BellSouth Corp...........................       81,900     3,436,524
Qwest Communications International,
Inc.(e)..................................       41,000     1,676,900
SBC Communications, Inc..................       48,500     2,000,625
Telephone & Data Systems, Inc............        2,900       304,500
Verizon Communications, Inc..............       68,500     3,772,295
                                                        ------------
                                                          11,190,844
                                                        ------------

TEXTILES (APPAREL)--0.3%
Jones Apparel Group, Inc.(e).............       26,800     1,065,032
Liz Claiborne, Inc.......................       11,300       555,508
                                                        ------------
                                                           1,620,540
                                                        ------------

                       See Notes to Financial Statements                      13

Phoenix-Oakhurst Income & Growth Fund

                                               SHARES      VALUE
                                               -------  ------------
TOBACCO--0.8%
Philip Morris Cos., Inc..................       95,100  $  4,765,461
- --------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $247,262,480)                           292,009,852
- --------------------------------------------------------------------
FOREIGN COMMON STOCKS--0.9%

COMMUNICATIONS EQUIPMENT--0.2%
Nortel Networks Corp. (Canada)...........       67,300     1,029,690

ELECTRICAL EQUIPMENT--0.1%
Flextronics International Ltd.
(Singapore)(e)...........................       18,000       484,020

FOODS--0.2%
Unilever NV NY Registered Shares
(Netherlands)............................       22,300     1,251,476

OIL (INTERNATIONAL INTEGRATED)--0.4%
Royal Dutch Petroleum Co. NY Registered
Shares (Netherlands).....................       46,800     2,786,004
- --------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $7,341,120)                               5,551,190
- --------------------------------------------------------------------
UNIT INVESTMENT TRUSTS--1.2%
S&P 500 Depository Receipts..............       57,100     7,132,361
- --------------------------------------------------------------------
TOTAL UNIT INVESTMENT TRUSTS
(IDENTIFIED COST $6,703,540)                               7,132,361
- --------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--97.3%
(IDENTIFIED COST $534,441,461)                           576,692,521
- --------------------------------------------------------------------

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  ------------
SHORT-TERM OBLIGATIONS--2.4%

COMMERCIAL PAPER--2.4%
Koch Industries, Inc. 4.68%, 5/1/01.....      A-1+      $ 2,130  $  2,130,000
Park Avenue Receivables 4.55%, 5/1/01...      A-1           880       880,000

Goldman Sachs Group L.P. 6.55%,
5/2/01..................................      A-1+        1,815     1,814,771

Preferred Receivable Funding Corp.
4.52%, 5/2/01...........................      A-1           500       499,937

Heinz (H.J.) Co. 4.41%, 5/3/01..........      A-1         2,500     2,499,388
United Technologies Corp. 4.47%,
5/7/01..................................      A-1         1,250     1,249,069

Du Pont (E.I.) de Nemours & Co. 5%,
5/10/01.................................      A-1+        2,000     1,997,567

Merrill Lynch & Co. 4.50%, 5/11/01......      A-1+          735       734,081
Receivables Capital Corp. 4.42%,
5/25/01.................................      A-1+        2,500     2,492,633
- -----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $14,297,379)                                      14,297,446
- -----------------------------------------------------------------------------

TOTAL INVESTMENTS--99.7%
(IDENTIFIED COST $548,738,840)                                 590,989,967(a)
Other assets and liabilities, net--0.3%                          1,720,196
                                                              ------------
NET ASSETS--100.0%                                            $592,710,163
                                                              ============

(a) Federal Income Tax Information; Net unrealized appreciation of investment securities is comprised of gross appreciation of $71,143,287 and gross depreciation of $28,893,014 for federal income tax purposes. At April 30, 2001, the aggregate cost of securities for federal income tax purposes was $548,739,694.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2001, these securities amounted to a value of $11,280,131 or 1.9% of net assets.
(c)  As rated by Moody's or Fitch.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e)  Non-income producing.

14                     See Notes to Financial Statements

PHOENIX-OAKHURST INCOME & GROWTH FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2001

ASSETS
Investment securities at value
  (Identified cost $548,738,840)                              $  590,989,967
Cash                                                                   4,121
Receivables
  Dividends and interest                                           3,654,196
  Investment securities sold                                         573,159
  Fund shares sold                                                   238,537
Prepaid expenses                                                       1,587
                                                              --------------
    Total assets                                                 595,461,567
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  1,289,666
  Fund shares repurchased                                            545,418
  Investment advisory fee                                            333,348
  Distribution fee                                                   205,469
  Transfer agent fee                                                 196,324
  Financial agent fee                                                 29,557
  Trustees' fee                                                       10,219
Payable to Adviser                                                     4,269
Accrued expenses                                                     137,134
                                                              --------------
    Total liabilities                                              2,751,404
                                                              --------------
NET ASSETS                                                    $  592,710,163
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  555,103,344
Undistributed net investment income                                1,202,837
Distributions in excess of net realized gains                     (5,847,145)
Net unrealized appreciation                                       42,251,127
                                                              --------------
NET ASSETS                                                    $  592,710,163
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $453,174,189)               50,456,572
Net asset value per share                                              $8.98
Offering price per share $8.98/(1-5.75%)                               $9.53
CLASS B
Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $138,836,860)               15,424,126
Net asset value and offering price per share                           $9.00
CLASS C
Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $699,114)                       77,039
Net asset value and offering price per share                           $9.07

                            STATEMENT OF OPERATIONS
                           YEAR ENDED APRIL 30, 2001

INVESTMENT INCOME
Interest                                                      $   25,768,278
Dividends                                                          4,136,435
Foreign taxes withheld                                               (26,831)
                                                              --------------
    Total investment income                                       29,877,882
                                                              --------------
EXPENSES
Investment advisory fee                                            4,488,624
Distribution fee, Class A                                          1,143,980
Distribution fee, Class B                                          1,833,238
Distribution fee, Class C                                              4,510
Financial agent fee                                                  361,710
Transfer agent                                                     1,044,359
Printing                                                             323,797
Custodian                                                             88,606
Registration                                                          45,416
Professional                                                          34,533
Trustees                                                              24,511
Miscellaneous                                                         33,543
                                                              --------------
    Total expenses                                                 9,426,827
    Custodian fees paid indirectly                                    (3,114)
                                                              --------------
    Net expenses                                                   9,423,713
                                                              --------------
NET INVESTMENT INCOME                                             20,454,169
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                    5,632,981
Net change in unrealized appreciation (depreciation) on
  investments                                                    (25,074,763)
                                                              --------------
NET LOSS ON INVESTMENTS                                          (19,441,782)
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $    1,012,387
                                                              ==============

                       See Notes to Financial Statements                      15

PHOENIX-OAKHURST INCOME & GROWTH FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                      YEAR
                                                     YEAR ENDED      ENDED
                                                      4/30/01       4/30/00
                                                    ------------  ------------
FROM OPERATIONS
  Net investment income (loss)                      $ 20,454,169  $ 26,194,379
  Net realized gain (loss)                             5,632,981    20,554,052
  Net change in unrealized appreciation
    (depreciation)                                   (25,074,763)  (18,703,927)
                                                    ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                         1,012,387    28,044,504
                                                    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                     (16,608,915)  (17,689,945)
  Net investment income, Class B                      (5,322,519)   (6,703,782)
  Net investment income, Class C                         (13,866)       (3,929)
  Net realized gains, Class A                        (16,623,900)           --
  Net realized gains, Class B                         (6,224,729)           --
  Net realized gains, Class C                            (18,071)           --
  In excess of net realized gains, Class A            (4,161,266)           --
  In excess of net realized gains, Class B            (1,558,164)           --
  In excess of net realized gains, Class C                (4,524)           --
                                                    ------------  ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS                                     (50,535,954)  (24,397,656)
                                                    ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (6,190,155 and
    2,180,916 shares, respectively)                   57,742,176    21,015,756
  Net asset value of shares issued from
    reinvestment of distributions
    (3,381,889 and 1,424,076 shares, respectively)    30,201,389    13,693,891
  Cost of shares repurchased (7,924,862 and
    13,180,013 shares, respectively)                 (74,985,381) (126,494,460)
                                                    ------------  ------------
Total                                                 12,958,184   (91,784,813)
                                                    ------------  ------------
CLASS B
  Proceeds from sales of shares (408,094 and
    610,440 shares, respectively)                      3,842,363     5,852,733
  Net asset value of shares issued from
    reinvestment of distributions
    (1,279,954 and 564,766 shares, respectively)      11,481,177     5,454,908
  Cost of shares repurchased (9,491,686 and
    10,023,331 shares, respectively)                 (89,630,990)  (96,376,342)
                                                    ------------  ------------
Total                                                (74,307,450)  (85,068,701)
                                                    ------------  ------------
CLASS C
  Proceeds from sales of shares (55,537 and 35,821
    shares, respectively)                                524,752       346,138
  Net asset value of shares issued from
    reinvestment of distributions
    (3,477 and 383 shares, respectively)                  31,197         3,800
  Cost of shares repurchased (18,179 and 0 shares,
    respectively)                                       (175,145)           --
                                                    ------------  ------------
Total                                                    380,804       349,938
                                                    ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS                                     (60,968,462) (176,503,576)
                                                    ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS             (110,492,029) (172,856,728)
NET ASSETS
  Beginning of period                                703,202,192   876,058,920
                                                    ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET
    INVESTMENT INCOME (LOSS)
    OF $1,202,837 AND $2,667,915, RESPECTIVELY]     $592,710,163  $703,202,192
                                                    ============  ============

16                     See Notes to Financial Statements

PHOENIX-OAKHURST INCOME & GROWTH FUND

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                               CLASS A
                                                  -----------------------------------------------------------------
                                                                        YEAR ENDED APRIL 30,
                                                  -----------------------------------------------------------------
                                                       2001          2000          1999          1998          1997
Net asset value, beginning of period              $    9.75     $    9.68     $   10.20     $    9.86     $   10.08
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                         0.32          0.34(4)       0.36          0.38          0.40
  Net realized and unrealized gain (loss)             (0.30)         0.06          0.29          1.63          0.66
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL FROM INVESTMENT OPERATIONS                 0.02          0.40          0.65          2.01          1.06
                                                  ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                (0.35)        (0.33)        (0.38)        (0.39)        (0.40)
  Dividends from net realized gains                   (0.35)           --         (0.76)        (1.28)        (0.88)
  In excess of net realized gains                     (0.09)           --         (0.03)           --            --
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL DISTRIBUTIONS                             (0.79)        (0.33)        (1.17)        (1.67)        (1.28)
                                                  ---------     ---------     ---------     ---------     ---------
Change in net asset value                             (0.77)         0.07         (0.52)         0.34         (0.22)
                                                  ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                    $    8.98     $    9.75     $    9.68     $   10.20     $    9.86
                                                  =========     =========     =========     =========     =========
Total return(1)                                        0.35%         4.24%         6.97%        21.87%        10.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $453,174      $475,854      $565,276      $459,992      $451,439
RATIO TO AVERAGE NET ASSETS OF:
  Expenses                                             1.26%(3)      1.18%(2)      1.17%(2)      1.13%         1.18%
  Net investment income                                3.41%         3.59%         3.64%         3.61%         3.82%
Portfolio turnover                                       48%           58%           68%          155%          111%

                                                                               CLASS B
                                                  -----------------------------------------------------------------
                                                                        YEAR ENDED APRIL 30,
                                                  -----------------------------------------------------------------
                                                       2001          2000          1999          1998          1997
Net asset value, beginning of period              $    9.77     $    9.69     $   10.22     $    9.87     $   10.09
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                         0.24          0.27(4)       0.29          0.30          0.31
  Net realized and unrealized gain (loss)             (0.29)         0.06          0.29          1.64          0.67
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL FROM INVESTMENT OPERATIONS                (0.05)         0.33          0.58          1.94          0.98
                                                  ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                (0.28)        (0.25)        (0.32)        (0.31)        (0.32)
  Dividends from net realized gains                   (0.35)           --         (0.76)        (1.28)        (0.88)
  In excess of net realized gains                     (0.09)           --         (0.03)           --            --
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL DISTRIBUTIONS                             (0.72)        (0.25)        (1.11)        (1.59)        (1.20)
                                                  ---------     ---------     ---------     ---------     ---------
Change in net asset value                             (0.77)         0.08         (0.53)         0.35         (0.22)
                                                  ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                    $    9.00     $    9.77     $    9.69     $   10.22     $    9.87
                                                  =========     =========     =========     =========     =========
Total return(1)                                       (0.37)%        3.40%         6.18%        21.03%        10.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $138,837      $226,992      $310,783      $361,876      $370,929
RATIO TO AVERAGE NET ASSETS OF:
  Expenses                                             2.01%(3)      1.93%(2)      1.92%(2)      1.88%         1.93%
  Net investment income                                2.65%         2.84%         2.92%         2.86%         3.06%
Portfolio turnover                                       48%           58%           68%          155%          111%

(1)  Maximum sales charge is not reflected in the total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effects of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) For the year ended April 30, 2001, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 1.25% for Class A and 2.00% for Class B, respectively.
(4)  Computed using average shares outstanding.

                       See Notes to Financial Statements                      17

PHOENIX-OAKHURST INCOME & GROWTH FUND

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                          CLASS C
                                                  ------------------------
                                                                   FROM
                                                    YEAR        INCEPTION
                                                    ENDED       8/27/99 TO
                                                   4/30/01       4/30/00
Net asset value, beginning of period               $ 9.85         $ 9.61
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                       0.25         0.18(3)
  Net realized and unrealized gain (loss)           (0.31)          0.23
                                                   ------         ------
      TOTAL FROM INVESTMENT OPERATIONS              (0.06)          0.41
                                                   ------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income              (0.28)         (0.17)
  Dividends from net realized gains                 (0.35)            --
  In excess of net realized gains                   (0.09)            --
                                                   ------         ------
      TOTAL DISTRIBUTIONS                           (0.72)         (0.17)
                                                   ------         ------
Change in net asset value                           (0.78)          0.24
                                                   ------         ------
NET ASSET VALUE, END OF PERIOD                     $ 9.07         $ 9.85
                                                   ======         ======
Total return(1)                                     (0.37)%         4.12%(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $699           $356
RATIO TO AVERAGE NET ASSETS OF:
  Expenses                                           2.01%(6)       1.93%(2)(4)
  Net investment income                              2.67%          2.81%(4)
Portfolio turnover                                     48%            58%(5)

(1)  Maximum sales charge is not reflected in the total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effects of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3)  Computed using average shares outstanding.
(4)  Annualized.
(5)  Not Annualized.
(6) For the year ended April 30, 2001, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 2.00%.

18                     See Notes to Financial Statements

PHOENIX-OAKHURST INCOME & GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

  Effective August 17, 2000, Phoenix-Oakhurst Income & Growth Fund (the "Fund") is organized as a Delaware Business Trust. Prior to that date, the Fund was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is a diversified Fund and its primary investment objective is to invest in a diversified group of securities that are selected for current yield consistent with preservation of capital. The Fund offers Class A, Class B and Class C shares. Effective April 3, 2000, Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The fund does not amortize premiums, but does amortize discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

  In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised guide will require the Fund to amortize premium and discount on all fixed income securities, and classify gains and losses on mortgage-and asset-backed securities presently included in realized gains and losses, as part of interest income. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting these accounting principles will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of these principles will not be material to the financial statements.

C. INCOME TAXES:

  It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

PHOENIX-OAKHURST INCOME & GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2001 (CONTINUED)

F. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

  The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

G. SECURITY LENDING:

  The Fund loans securities to qualified brokers through an agreement with State Street Bank and Trust Company (the "Custodian"). Under the terms of the agreement, the Fund receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. There are no securities on loan at April 30, 2001.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Fund, the adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.70% of the average daily net assets of the Fund for the first $1 billion, 0.65% for the second $1 billion and 0.60% for average daily net assets over $2 billion.

  As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect wholly-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $19,153 for Class A shares, deferred sales charges of $118,150 for Class B shares and $145 for Class C shares for the year ended April 30, 2001. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of the Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.25%. The Distributor has advised the Fund that of the total amount expensed for the year ended April 30, 2001, $1,585,678 was earned by the Distributor, $1,326,140 was paid to unaffiliated participants and $69,910 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  For the year ended April 30, 2001, the Fund paid PXP Securities Corp., an indirect wholly-owned subsidiary of PHL, brokerage commissions of $44,220 in connection with portfolio transactions effected by it.

  As Financial Agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. For the year ended April 30, 2001, financial agent fees were $361,710 of which PEPCO received $36,000. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as subtransfer agent. For the year ended April 30, 2001, transfer agent fees were $1,044,359 of which PEPCO retained $433,953 which is net of fees paid to State Street.

  At April 30, 2001, PHL and affiliates held 204 Class A shares and 11,437 Class C shares of the Fund with a combined value of $105,566.

3. PURCHASE AND SALE OF SECURITIES

  During the year ended April 30, 2001, purchases and sales of investments, excluding short-term securities and U.S. Government and agency securities, amounted to $269,126,451 and $359,771,090, respectively. Purchases and sales of long-term U.S. Government and agency securities amounted to $34,541,087 and $32,873,209, respectively.

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

  High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the subadviser to accurately predict risk.

5. CAPITAL LOSS CARRYOVERS

  Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended April 30, 2001, the Fund deferred capital losses in the amount of $5,846,291.

PHOENIX-OAKHURST INCOME & GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2001 (CONTINUED)

6. RECLASSIFICATION OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of April 30, 2001, the Fund increased capital paid in on shares of beneficial interest by $97,139, increased undistributed net investment income by $26,053 and decreased accumulated net realized gain by $123,192.

TAX INFORMATION NOTICE (UNAUDITED)
DIVIDENDS RECEIVED DEDUCTION:

  For federal income tax purposes, 17.1% of the ordinary income dividends paid by the Fund qualify for the dividends received deduction for corporate shareholders.

LONG-TERM CAPITAL GAINS

  The Fund designated $28,590,654 as long-term capital gain dividends.

This report is not authorized for distribution to prospective investors in the Phoenix-Oakhurst Income & Growth Fund unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS
[LOGO]
To the Board of Trustees and Shareholders of Phoenix-Oakhurst Income & Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Oakhurst Income & Growth Fund (the "Fund") at April 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
June 8, 2001

                         PHOENIX-INCOME AND GROWTH FUND
                            PART C--OTHER INFORMATION

ITEM 23.  EXHIBITS


      a. Agreement and Declaration of Trust of the Registrant, dated June 23, 2000, filed via Edgar with Post-Effective Amendment No. 18 on August 28, 2000 and herein incorporated by reference.

      b. Bylaws of the Registrant filed via Edgar with Post-Effective Amendment No. 18 on August 28, 2000 and herein incorporated by reference.


      c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.

      d.1 Management Agreement between Registrant and National Securities & Research Corporation, dated May 14, 1993 and assigned to Phoenix Investment Counsel, Inc. effective June 1, 1998, previously filed, filed via EDGAR as Exhibit 5.1 with Post-Effective Amendment No. 14 on August 21, 1998 and herein incorporated by reference.

      d.2 Amendment to Management Agreement between Registrant and National Securities & Research Corporation, dated January 1, 1994 and assigned to Phoenix Investment Counsel, Inc. effective June 1, 1998, filed with Post-Effective Amendment No. 10 and August 25, 1994 filed via EDGAR as Exhibit 5.2 with Post-Effective Amendment No. 14 on August 21, 1998 and herein incorporated by reference.

      e.1 Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation ("Equity Planning") dated November 19, 1997 filed via EDGAR as Exhibit 6.1 with Post-Effective Amendment No. 14 on August 21, 1998 and herein incorporated by reference.

      e.2 Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers filed via EDGAR as Exhibit 6.2 with Post-Effective Amendment No. 14 on August 21, 1998 and herein incorporated by reference.

      e.3 Form of Supplement to Phoenix Family of Funds Sales Agreement filed via EDGAR as Exhibit 6.3 with Post-Effective Amendment No. 14 on August 21, 1998 and herein incorporated by reference.

      e.4 Form of Supplement of Phoenix Family of Funds Sales Agreement filed via EDGAR as Exhibit 6.3 with Post-Effective Amendment No. 14 on August 21, 1998 and herein incorporated by reference.

      f.        None.

      g. Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, filed via EDGAR as Exhibit 8 with Post-Effective Amendment No.14 on August 21, 1998 and herein incorporated by reference.

      h.1 Transfer Agency and Service Agreement between Registrant and Equity Planning dated June 1, 1994, filed with Post-Effective Amendment No. 10 on August 25, 1994, filed via EDGAR as Exhibit
                9.1 with Post-Effective Amendment No. 13 on August 26, 1997 and herein incorporated by reference.

      h.2 Sub-transfer Agent Agreement between Equity Planning and State Street Bank and Trust company dated June 1, 1994 filed via EDGAR as Exhibit 9.2 with Post-Effective Amendment No. 14 on August 21, 1998.

      h.3 Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997 and filed via EDGAR as Exhibit 9.3 with Post-Effective Amendment No. 14 on August 21, 1998 and herein incorporated by reference.

      h.4 First Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning corporation dated March 23, 1998 and filed via EDGAR as Exhibit
                9.4 with Post-Effective Amendment No. 14 on August 21, 1998 and herein incorporated by reference.

      h.5 Second Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning corporation dated July 31, 1998 and filed via EDGAR as Exhibit
                9.5 with Post-Effective Amendment No. 14 on August 21, 1998 and herein incorporated by reference.


      i. Opinion as to legality of the shares filed via EDGAR with Post-Effective Amendment No. 18 on August 28, 2000 and herein incorporated by reference.


      j.*       Consent of Independent Accounts filed via EDGAR herewith.

      k.        Not Applicable.

      l.        None.


      m.1 Amended and Restated Distribution Plan for Class A Shares effective August 27, 1997, filed via EDGAR as Exhibit 15.1 with Post-Effective Amendment No. 14 on August 21, 1998 and herein incorporated by reference.

      m.2 Distribution Plan for Class B Shares, effective June 1, 2000, filed via EDGAR with Post-Effective Amendment No. 18 on August 28, 2000 and herein incorporated by reference.

      m.3 Distribution Plan for Class C Shares, effective June 1, 2000, filed via EDGAR with Post-Effective Amendment No. 18 on August 28, 2000 and herein incorporated by reference.


      n.        Financial Data Schedule.

      o.1. Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, effective May 1, 1999, filed via EDGAR with Post-Effective Amendment No. 17 on June 8, 2000, and herein incorporated by reference.

      o.2. First Amendment to the Amended and Restated Plan Pursuant to Rule 18f-3, dated February 24, 2000 filed via EDGAR with Post-Effective Amendment No. 17 on June 8, 2000, and herein incorporated by reference.


      p. Code of Ethics of the Fund, the Adviser and the Distributor filed via EDGAR with Post-Effective Amendment No. 18 on August 28, 2000 and herein incorporated by reference.

      q.1 Power of Attorney for Herbert Roth, Jr. filed via EDGAR with Post-Effective Amendment No. 16 on June 28, 1999 and herein incorporated by reference.

      q.2* Power of Attorney for Geralidine M. McNamara filed via Edgar herewith.

      q.3 Powers of attorney for each of the other Trustees, filed via EDGAR as Exhibit q.2 with Post-Effective Amendment No. 17 on June 8, 2000, and herein incorporated by reference.


--------------
*Filed herewith.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND


     No person is controlled by, or under common control, with the Fund.

ITEM 25.  INDEMNIFICATION

     The Agreement and Declaration of Trust dated June 23, 2000 and the By-Laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Management Agreement, Underwriting Agreement, Custody Agreement and Transfer Agency Agreement each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be government by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     See "Management of the Fund" in the Prospectus and "Services of the Adviser" and "Management of the Fund" of the Statement of Additional Information in which is included in this Post-Effective Amendment. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of Phoenix Investment Counsel, Inc., the Adviser, reference is made to the Adviser's current Form ADV (SEC File No. 801-5995) filed under the Investment Advisers Act of 1940 and incorporated herein by reference.

ITEM 29.  PRINCIPAL UNDERWRITER

     (a) Equity Planning also serves as the principal underwriter for the following other registrants:


        Phoenix-Aberdeen Series Fund, Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix-Euclid Funds, Phoenix-Goodwin California Tax Exempt Bond Fund, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix-Oakhurst Strategic Allocation Fund, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix-Zweig Trust, Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.


     (b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:


NAME AND PRINCIPAL                  POSITION AND OFFICES               POSITION AND OFFICES WITH
BUSINESS ADDRESS                    WITH DISTRIBUTOR                   REGISTRANT
------------------                  --------------------               --------------------------
Michael E. Haylon                   Director                           Executive
56 Prospect Street                                                     Vice President
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin                Director and Chairman              Trustee and President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480


NAME AND PRINCIPAL                  POSITION AND OFFICES               POSITION AND OFFICES WITH
BUSINESS ADDRESS                    WITH DISTRIBUTOR                   REGISTRANT

William R. Moyer                    Director, Executive Vice           Vice President
56 Prospect Street.                 President, Chief Financial
P.O. Box 150480                     Officer and Treasurer
Hartford, CT 06115-0480

John F. Sharry                      President,                         Executive
56 Prospect Street                  Private Client Group               Vice President
P.O. Box 150480
Hartford, CT 06115-0480

G. Jeffrey Bohne                    Senior Vice President              Secretary
101 Munson Street
P.O. Box 810
Greenfield, MA 01302-0810

Robert S. Driessen                  Vice President, Compliance         Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

Jacqueline M. Porter                Assistant Vice President,          Assistant Treasurer
56 Prospect St.                     Mutual Fund Tax
P.O. Box 150480
Hartford, CT 06115-0480


     (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS


Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include Registrant's investment adviser, Phoenix Investment Counsel, Inc.; Registrant's financial agent, transfer agent and principal underwriter, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent and custodian, State Street Bank and Trust Company. The address of the Secretary of the Trust is 101 Munson Street, Greenfield, Massachusetts 01301; the address of Phoenix Investment Counsel, Inc. is 56 Prospect Street, Hartford, Connecticut 06115-2520; the address of Phoenix Equity Planning Corporation is 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480; the address of the dividend disbursing agent is P.O. Box 8301, Boston, Massachusetts 02266-8301, Attention: Phoenix Funds, and the address of the custodian is P.O. Box 351, Boston, Massachusetts 02101.


ITEM 29.  MANAGEMENT SERVICES

     Not applicable.

ITEM 30.  UNDERTAKINGS

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this Amendment to the registration statement under rule 485(b) under the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 24th day of August, 2001.

                                    PHOENIX-OAKHURST INCOME & GROWTH FUND

ATTEST:  /s/NANCY J. ENGBERG       BY:  /s/ PHILIP R. MCLOUGHLIN
         -------------------            ------------------------
         NANCY J. ENGBERG               PHILIP R. MCLOUGHLIN, PRESIDENT
         ASSISTANT SECRETARY

     Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 24th day of August, 2001:



                  SIGNATURE                             TITLE
                  ----------                           ------

                                                       Trustee
-----------------------------------------------
               Robert Chesek*

                                                       Trustee
----------------------------------------------
              E. Virgil Conway*


                                                       Treasurer (principal
            /s/ Nancy G. Curtiss                       financial and
----------------------------------------------         accounting officer)
              Nancy G. Curtiss

                                                       Trustee
----------------------------------------------
            Harry Dalzell-Payne*

                                                       Trustee
----------------------------------------------
            Francis E. Jeffries*

                                                       Trustee
----------------------------------------------
              Leroy Keith, Jr.*


                                                       Trustee and President
          /s/ Philip R. McLoughlin                     (principal executive
----------------------------------------------         officer)
            Philip R. McLoughlin


                                                       Trustee
----------------------------------------------
           Geraldine M. McNamara*


                                                       Trustee
----------------------------------------------
             Everett L. Morris*


                                                       Trustee
----------------------------------------------
               James M. Oates*

                                                       Trustee
----------------------------------------------
             Herbert Roth, Jr.*

                                                       Trustee
----------------------------------------------
            Richard E. Segerson*

                                                       Trustee
----------------------------------------------
           Lowell P. Weicker, Jr.*

                                                       Trustee


*By   /s/Philip R. McLoughlin
      ---------------------------------------------------------
      *Philip R. McLoughlin pursuant to powers of attorney.


                                       S-1